JANUARY 28, 2011
                                                          AMENDED APRIL 19, 2011


PROSPECTUS

TOUCHSTONE FUNDS GROUP TRUST


                                                                    CLASS A     CLASS C     CLASS Y     CLASS Z      INSTITUTIONAL
Touchstone Healthcare and Biotechnology Fund                         THBCX       THBFX        - -         - -             - -
Touchstone Mid Cap Fund                                              TMAPX       TMCJX       TMCPX       TMCTX            - -
Touchstone Premium Yield Equity Fund                                 TPYAX       TPYCX       TPYYX        - -             - -
Touchstone Sands Capital Select Growth Fund                          TSNAX       TSNCX       CFSIX       PTSGX            - -
Touchstone Short Duration Fixed Income Fund                           - -         - -        TSDYX       TSDGX            - -
Touchstone Intermediate Fixed Income Fund                             - -         - -         - -         - -            TCFIX
Touchstone Small Cap Value Fund                                      TVOAX       TVOCX       TVOYX       TSVOX           TVOIX
Touchstone Ultra Short Duration Fixed Income Fund                     - -         - -         - -        TSDOX            - -



The Securities and Exchange Commission has not approved the Funds' shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS                                                           PAGE


HEALTHCARE AND BIOTECHNOLOGY FUND SUMMARY....................................
MID CAP FUND SUMMARY.........................................................
PREMIUM YIELD EQUITY FUND SUMMARY............................................
SANDS CAPITAL SELECT GROWTH FUND SUMMARY.....................................
SHORT DURATION FIXED INCOME FUND SUMMARY.....................................
INTERMEDIATE FIXED INCOME FUND SUMMARY.......................................
SMALL CAP VALUE FUND SUMMARY.................................................
ULTRA SHORT DURATION FIXED INCOME FUND SUMMARY...............................
INVESTMENT STRATEGIES AND RISKS..............................................
THE FUNDS' MANAGEMENT........................................................
CHOOSING A CLASS OF SHARES...................................................
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS..........................
INVESTING WITH TOUCHSTONE....................................................
DISTRIBUTIONS AND TAXES......................................................
FINANCIAL HIGHLIGHTS.........................................................

TOUCHSTONE HEALTHCARE AND BIOTECHNOLOGY FUND SUMMARY

THE FUND'S INVESTMENT GOAL

The Touchstone Healthcare and Biotechnology Fund seeks long-term capital appreciation.

THE FUND'S FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                          Class A       Class C
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)          5.75%         None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)             None          1.00%
Wire Redemption Fee                                      Up to $15     Up to $15
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
--------------------------------------------------------------------------------
Management Fees                                            1.00%         1.00%
Distribution and/or Service (12b-1) Fees                   0.25%         1.00%
Other Expenses                                             0.88%         1.22%
Total Annual Fund Operating Expenses                       2.13%         3.22%
Fee Waiver and/or Expense Reimbursement(1)                 0.58%         0.92%
Total Annual Fund Operating Expenses After Fee Waiver
    and/or Expense Reimbursement                           1.55%         2.30%
--------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.55% and 2.30% for Class A shares and Class C shares, respectively. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.


EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                     Assuming No
                             Assuming Redemption at End of Period    Redemption
                                   Class A          Class C            Class C
1 Year                              $724             $336               $233
3 Years                             $1,151           $906               $906
5 Years                             $1,603           $1,604             $1,604
10 Years                            $2,852           $3,459             $3,459
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 180% of the average value of its portfolio.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Healthcare and Biotechnology Fund invests, under normal market conditions, at least 80% of its assets in common stocks of healthcare and biotechnology companies that are traded in the U.S. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

The Fund concentrates its investments in the healthcare and biotechnology industries. Healthcare companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of healthcare facilities, and the companies that support the production, manufacturing, sale and/or distribution of medicines, medical supplies, medical services and other healthcare-related products and services. Biotechnology companies are those that engage in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. To determine whether a potential investment is doing business in the healthcare or biotechnology sectors, the sub-advisor, Turner Investment Partners, Inc. ("TIP"), generally considers whether (i) the company earns at least 50% of its gross income from the healthcare or biotechnology sectors; (ii) at least 50% of its assets are devoted to producing revenues from the healthcare or biotechnology sectors; or (iii) the company is listed within the Healthcare Company sector universe maintained by Frank Russell & Co.

While the Fund typically invests in the common stocks of medium to large capitalization companies, it may invest in companies of any size in seeking to achieve its investment goal. These securities may be traded over the counter or listed on an exchange. It is not expected that the Fund will own a substantial amount of securities that pay dividends.


TIP pursues a bottom-up approach that emphasizes fundamental research analysis to find growth companies that it believes have superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. TIP generally considers selling a security when it detects a deterioration in the company's earnings potential or when other opportunities appear more attractive.


The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company. The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

Since the Fund's investments are concentrated in the healthcare and biotechnology industries, they are subject to the risk that these industries will underperform the broader market, as well as the risk that issuers in these industries will be impacted by market conditions, legislative or regulatory changes, or competition. The competitive pressures of advancing technology and the number of companies and product offerings that continue to expand could cause healthcare and biotechnology companies to become increasingly sensitive to short product cycles and aggressive pricing. Furthermore, the types of products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a company's market value and/or share price.

The smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. Many biotechnology companies are relatively small and have thinly traded equity securities, may not yet offer products or offer a simple product and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Furthermore, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies.

The Fund invests in companies that TIP believes have strong earnings growth potential. TIP's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the security selection process.


Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund's performance and may generate more taxable short-term gains for shareholders.


The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other diversified mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of focused equity investing, and who seek exposure to the healthcare and biotechnology industries. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years, and since inception compare with the S&P 500 Healthcare Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

HEALTHCARE AND BIOTECHNOLOGY FUND - CLASS A TOTAL RETURN AS OF DECEMBER 31


                                   [BAR CHART]

 -19.98%   38.09%   12.52%   12.75%    0.21%   25.51%   -30.44%   11.05%   7.24%
 -------   ------   ------   ------   ------   ------   -------   ------  ------
  2002      2003     2004     2005     2006     2007     2008      2009    2010

Best Quarter:   2nd Quarter 2003 +12.52%
Worst Quarter:  4th Quarter 2008 -20.26%

For information on the prior history of the Fund, please see the section titled "The Trust" in the Fund's Statement of Additional Information.


After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns. The Class C inception date is November 20, 2006. The Class C shares performance was calculated using the historical performance of the Class A shares for the period from February 28, 2001 to November 20, 2006. Performance for this period has been restated to reflect the impact of Class C shares fees and expenses.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010

                                                                                    Since Inception
                                                  1 Year              5 Years          (2-28-01)
HEALTHCARE AND BIOTECHNOLOGY FUND
-----------------------------------------------------------------------------------------------------
CLASS A RETURNS
Return Before Taxes                                 1.04%             -0.36%             5.35%
Return After Taxes on Distributions                 1.01%             -0.91%             4.91%
Return After Taxes on Distributions and
    Sale of Fund Shares                             0.72%             -0.38%             4.59%
CLASS C RETURN                                      6.43%              0.08%             0.20%
S & P 500 HEALTHCARE INDEX                          2.90%              1.84%            -1.05%
(reflects no deductions for fees, expenses or taxes)
-----------------------------------------------------------------------------------------------------

INVESTMENT ADVISOR                             INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.                      Turner Investment Partners, Inc.

PORTFOLIO MANAGER(S)

Heather F. McMeekin                            Vijay Shankaran, MD, PhD
Portfolio Manager/Global Security Analyst      Portfolio Manager/Global Security Analyst
Managing the Fund since 2001                   Managing the Fund since 2007

Frank L. Sustersic, CFA
Senior Portfolio Manager/Global Security Analyst
Managing the Fund since 2001


BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------
                                                       Initial      Additional
                                                     Investment     Investment
--------------------------------------------------------------------------------
Regular Account                                       $  2,500        $   50
Retirement Account or Custodial Account under
   the Uniform Gifts/Transfers to Minors Act          $  1,000        $   50
Investments through the Automatic Investment Plan     $    100        $   50
--------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. You may purchase and sell shares of the Fund directly from Touchstone Securities, Inc. or through your financial advisor. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

TOUCHSTONE MID CAP FUND SUMMARY


THE FUND'S INVESTMENT GOAL

The Touchstone Mid Cap Fund seeks long-term capital growth.

THE FUND'S FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    Class A      Class C       Class Y       Class Z
--------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)    5.75%        None          None          None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)       None         1.00%         None          None
Wire Redemption Fee                                  Up to $15    Up to $15     None          Up to $15
--------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------------------------------
Management Fees                                      0.80%        0.80%         0.80%         0.80%
Distribution and/or Service (12b-1) Fees             0.25%        1.00%         None          None
Other Expenses                                       1.79%        2.77%         0.27%         1.09%
    Shareholder Service Fees                         0.00%        0.00%         0.00%         0.25%
Total Annual Fund Operating Expenses                 2.84%        4.57%         1.07%         2.14%
Fee Waiver and/or Expense Reimbursement(1)           1.63%        2.61%         0.11%         0.93%
Total Annual Fund Operating Expenses After Fee
    Waiver and/or Expense Reimbursement(2)           1.21%        1.96%         0.96%         1.21%
--------------------------------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.21%, 1.96%, 0.96% and 1.21% for Class A shares, Class C shares, Class Y shares and Class Z shares, respectively. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

(2) Expenses shown above have been restated to reflect a change in the Fund's contractual fee waiver and will differ from the expenses reflected in the Fund's Annual Report for the fiscal year ended September 30, 2010.


EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                   Assuming No
                         Assuming Redemption at End of Period      Redemption
                        Class A   Class C   Class Y    Class Z       Class C
1 Year                   $691      $302      $98        $123          $199
3 Years                  $1,259    $1,145    $329       $580          $1,145
5 Years                  $1,851    $2,099    $579       $1,064        $2,099
10 Years                 $3,448    $4,520    $1,296     $2,399        $4,520
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 132% of the average value of its portfolio.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


The Touchstone Mid Cap Fund invests, under normal market conditions, at least 80% of its assets in common stocks of medium capitalization U.S. listed companies that the sub-advisor, Turner Investment Partners, Inc. ("TIP"), believes have the potential for long-term growth and that are attractively priced. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, a medium capitalization company is one that has a market capitalization found within the Russell Midcap Index (between $1.3 billion and $14.1 billion at the time of its most recent reconstitution on May 31, 2010) at the time of purchase. The size of the companies in the Russell Midcap Index will change with market conditions.


The Fund invests in securities of companies operating in a broad range of industries based primarily on a fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIP looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIP believes can generate and sustain long-term growth. TIP employs a quantitative approach to determine whether a company's share price reflects its perceived value. A security will be sold if TIP believes it has reached its full valuation, the security experiences an unexpected deterioration in fundamentals, to adhere to investment guidelines or risk parameters or if TIP believes another security has a greater risk/reward profile. The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock on the company's assets in the event of liquidation.

The Fund is subject to the risk that small and medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the medium and smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small companies may have more limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium and small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell Midcap Index's capitalization range generally are not as broadly traded as those of companies with larger capitalizations, and they are often subject to wider and more abrupt fluctuations in market price. Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.


Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund's performance and may generate more taxable short-term gains for shareholders.

This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of mid cap investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.


THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years and since inception compare with the Russell Midcap Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

MID CAP FUND - CLASS Y TOTAL RETURNS AS OF DECEMBER 31


                                   [BAR CHART]

         21.77%   19.88%   12.52%    8.87%   -42.01%   17.02%  23.04%
         ------   ------   ------   ------   -------   ------  ------
          2004     2005     2006     2007     2008      2009    2010



Best Quarter:   3rd Quarter 2009 +19.68%
Worst Quarter:  4th Quarter 2008 -23.34%

For information on the prior history of the Fund, please see the section titled "The Trust" in the Fund's Statement of Additional Information.

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class Y shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class Y after-tax returns. The Class A shares and Class C shares inception date is May 14, 2007 and the Class Z shares inception date is April 24, 2006. Class A shares and Class C shares performance was calculated using the historical performance of Class Y shares for the period from January 2, 2003 to May 14, 2007 and Class Z shares performance was calculated using the historical performance of Class Y shares for the period from January 2, 2003 to April 24, 2006. Performance for these periods has been restated to reflect the impact of the Class A, Class C and Class Z fees and expenses, as applicable.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010

                                                                                          Since Inception
                                                             1 Year         5 Years          (1-2-03)
MID CAP FUND
---------------------------------------------------------------------------------------------------------
CLASS Y RETURNS
Return Before Taxes                                          23.04%          0.45%             9.68%
Return After Taxes on Distributions                          22.99%          0.29%             8.26%
Return After Taxes on Distributions and
    Sale of Fund Shares                                      15.03%          0.33%             7.77%
CLASS A RETURN                                               16.03%         -0.86%            -7.40%
CLASS C RETURN                                               21.72%         -0.24%            -6.34%
CLASS Z RETURN                                               22.68%          0.18%            -2.90%
RUSSELL MIDCAP INDEX                                         25.48%          4.66%            11.47%
(reflects no deductions for fees, expenses or taxes)
---------------------------------------------------------------------------------------------------------


INVESTMENT ADVISOR                          INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.                   Turner Investment Partners, Inc.

PORTFOLIO MANAGER(S)

Thomas J. DiBella, CFA, CPA
Chief Investment Officer - Core/Value Equities
Managing the Fund since 2003

Steven L. Gold, CFA
Senior Portfolio Manager/Security Analyst
Managing the Fund since 2004

Joseph Krocheski, CFA
Security Analyst/Portfolio Manager
Managing the Fund since 2008

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------

                                                          CLASS A, CLASS C AND CLASS Z             CLASS Y
                                                            Initial        Additional        Initial     Additional
                                                           Investment      Investment      Investment    Investment
-------------------------------------------------------------------------------------------------------------------
Regular Account                                           $     2,500       $     50         $2,500         None
Retirement Account or Custodial Account under
    the Uniform Gifts/Transfers to Minors Act             $     1,000       $     50           None         None
Investments through the Automatic Investment Plan         $       100       $     50           None         None
-------------------------------------------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Class Z shares are available only through a financial intermediary or financial institutions such as retirement plans, fee based platforms and brokerage accounts. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

TOUCHSTONE PREMIUM YIELD EQUITY FUND SUMMARY


THE FUND'S INVESTMENT GOAL

The Touchstone Premium Yield Equity Fund seeks long-term growth of capital and high current income.

THE FUND'S FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  Class A     Class C    Class Y
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)  5.75%      None        None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)     None       1.00%       None
Wire Redemption Fee                                Up to $15  Up to $15   None
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
--------------------------------------------------------------------------------
Management Fees                                    0.70%      0.70%       0.70%
Distribution and/or Service (12b-1) Fees           0.25%      1.00%       None
Other Expenses                                     0.45%      0.53%       0.83%
Total Annual Fund Operating Expenses               1.40%      2.23%       1.53%
Fee Waiver and/or Expense Reimbursement(1)         0.20%      0.28%       0.58%
Total Annual Fund Operating Expenses After Fee
    Waiver and/or Expense Reimbursement            1.20%      1.95%       0.95%
--------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.20%, 1.95% and 0.95% for Class A shares, Class C shares and Class Y shares, respectively. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.


EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                     Assuming No
                         Assuming Redemption at End of Period        Redemption
                         Class A        Class C       Class Y          Class C
1 Year                    $690           $301          $97              $198
3 Years                   $974           $670          $426             $670
5 Years                   $1,279         $1,169        $779             $1,169
10 Years                  $2,142         $2,543        $1,774           $2,543
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


The Touchstone Premium Yield Equity Fund invests, under normal market conditions, at least 80% of its assets in equity securities without regard to market capitalization. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, equity securities include common stock, preferred stock, convertible bonds and warrants. The Fund focuses on dividend-paying equity securities of U.S. companies and foreign companies that the sub-advisor, Miller/Howard Investments Inc. ("Miller/Howard"), believes possess attractive long-term return potential primarily due to lower than average valuations and an improving business outlook. The Fund may invest up to 40% of its assets in both sponsored and unsponsored ADRs and other foreign receipts, including emerging market securities.


Miller/Howard's investment process begins with quantitative screens that seek to identify stocks with above-average dividend yield plus a consistent history of dividend growth that offer high financial strength and solid appreciation potential. Miller/Howard also employs certain social and environmental screens. The portfolio management team generates a focus list of stocks through a combination of additional screens and fundamental research. Preference is given to companies with monopoly-like characteristics and recurring revenues, which may be attained through proprietary goods and services, strategic geographic positioning, and/or market dominance. Attention to diversification across economic sectors is also emphasized. An attempt is made to find stocks that are supported by Miller/Howard's general view of the economy and its sectors, though bottom-up stock selection is of primary importance.

Potential investments are thoroughly researched and analyzed. This includes evaluation of the dividend payment stream, discussions with company management, a comprehensive Socially Responsible Investing ("SRI") profile and assessments of the financial strength of the company. Stocks from all sectors of the market are considered for inclusion in the portfolio in an effort to provide diversification. Finally, technical analysis is used to attempt to identify optimal times for purchases and sales.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.


Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term growth of capital, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.


Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline.

Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Real estate investment trusts ("REITs") are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increases in property taxes, operating expenses, rising interest rates or competition, overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.



The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies.

Foreign receipts, which include American Depositary Receipts ("ADRs"), are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. ADRs are subject to many of the same risks associated with foreign securities.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

This Fund should only be purchased by investors seeking long-term growth of capital and high current income who can withstand the share price volatility of equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.


THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with the Russell 3000 Value Index and the Dow Jones US Select Dividend Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

PREMIUM YIELD EQUITY FUND - CLASS A TOTAL RETURN AS OF DECEMBER 31


                                   [BAR CHART]

                          -41.38%    19.12%    10.59%
                          -------    ------    ------
                           2008       2009      2010

Best Quarter:   3rd Quarter 2009 13.77%
Worst Quarter:  4th Quarter 2008 -25.99%


After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns. The Class Y shares inception date is August 12, 2008. The Class Y shares performance was calculated using the historical performance of the Class A shares for the period from December 3, 2007 to August 12, 2008.

When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010
                                                                 Since Inception
                                                       1 Year      (12-3-07)
PREMIUM YIELD EQUITY FUND
--------------------------------------------------------------------------------
CLASS A RETURNS
Return Before Taxes                                     4.20%       -10.07%
Return After Taxes on Distributions                     3.70%       -10.68%
Return After Taxes on Distributions and
    Sale of Fund Shares                                 3.31%        -8.54%
CLASS C RETURN                                          9.82%        -8.97%
CLASS Y RETURN                                         10.87%        -4.39%
RUSSELL 3000 VALUE INDEX                               16.23%        -4.11%
(reflects no deductions for fees, expenses or taxes)
DOW JONES US SELECT DIVIDEND INDEX                     18.32%        -4.10%
(reflects no deductions for fees, expenses or taxes)
--------------------------------------------------------------------------------

INVESTMENT ADVISOR                          INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.                   Miller/Howard Investments Inc.

PORTFOLIO MANAGER(S)

Lowell G. Miller
Founder, President, Chief Investment Officer and Director of Research Managing the Fund since 2008

John E. Leslie III, CFA
Research Analyst and Portfolio Manager
Managing the Fund since 2008

Bryan J. Spratt, CFA
Research Analyst and Portfolio Manager
Managing the Fund since 2008

Roger G. Young, CFA
Research Analyst and Portfolio Manager
Managing the Fund since 2009

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------

                                                              CLASS A AND CLASS C                  CLASS Y
                                                           Initial         Additional       Initial      Additional
                                                          Investment       Investment      Investment    Investment
-------------------------------------------------------------------------------------------------------------------
Regular Account                                           $    2,500       $      50         $2,500        None
Retirement Account or Custodial Account under
    the Uniform Gifts/Transfers to Minors Act             $    1,000       $      50         None          None
Investments through the Automatic Investment Plan         $      100       $      50         None          None
-------------------------------------------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. You may purchase and sell Class Y shares only through your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

TOUCHSTONE SANDS CAPITAL SELECT GROWTH FUND SUMMARY


THE FUND'S INVESTMENT GOAL

The Touchstone Sands Capital Select Growth Fund seeks long-term capital appreciation.

THE FUND'S FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                          Class A         Class C         Class Z        Class Y
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
   Purchases (as a percentage of offering price)           5.75%           None            None           None
Maximum Deferred Sales Charge
   (as a percentage of original purchase price
   or the amount redeemed, whichever is less)              None            1.00%           None           None
Wire Redemption Fee                                        Up to $15       Up to $15       Up to $15      None
------------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE
OF THE VALUE OF YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------------------
Management Fees(1)                                         0.97%           0.97%           0.97%          0.97%
Distribution and/or Service (12b-1) Fees                   0.25%           1.00%           None           None
Other Expenses(2,3)                                        0.31%           0.31%           0.31%          0.31%
   Shareholder Service Fees                                0.00%           0.00%           0.25%          0.00%
Total Annual Fund Operating Expenses                       1.53%           2.28%           1.53%          1.28%
Fee Waiver and/or Expense Reimbursement                    0.06%           0.06%           0.06%          0.06%
Total Annual Fund Operating Expenses After Fee Waiver
   and/or Expense Reimbursement                            1.47%           2.22%           1.47%          1.22%
------------------------------------------------------------------------------------------------------------------

(1) The advisory fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Growth Index (the "Benchmark Index"), and this fee may range from 0.55% to 1 .00% depending on the Fund's performance and assets. See "The Funds' Management" section of the Fund's prospectus for additional information.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit other expenses to 0.25% for each Class of shares. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.


(3) "Other Expenses" for Class A shares and Class C shares are based on estimated amounts for the current fiscal year.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                     Assuming No
                         Assuming Redemption at End of Period        Redemption
                     Class A     Class C      Class Z     Class Y      Class C
1 Year                $716        $328         $150        $124         $225
3 Years               $1,025      $707         $477        $400         $707
5 Years               $1,356      $1,215       $829        $696         $1,215
10 Years              $2,289      $2,611       $1,818      $1,540       $2,611
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 27% of the average value of its portfolio.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


The Touchstone Sands Capital Select Growth Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-advisor, Sands Capital Management, LLC ("Sands Capital"), believes have above-average potential for revenue or earnings growth. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund emphasizes investments in large capitalization growth companies. The weighted average market capitalization of these companies is generally in excess of $25 billion, and the Fund generally does not invest in companies that have a market capitalization of less than $2 billion. The Fund will typically own between 25 and 30 stocks.


The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company. Sands Capital generally seeks to invest in stocks with sustainable above average earnings growth, and with capital appreciation potential. In addition, Sands Capital looks for companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength and that are valued rationally in relation to comparable companies, the market, and the business prospects for that particular company. Sands Capital generally considers selling a security when it no longer meets the investment criteria or when the issues causing such problems are not solvable within an acceptable time frame.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in value in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that its primary market segment, investments in growing companies that have market capitalizations in excess of $2 billion, may underperform other market segments or the equity markets as a whole. A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends.


Under certain market conditions, the Fund may invest in small and medium capitalization companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than stocks of larger companies.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other diversified mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.


This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of concentrated, growth stock investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.


THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years and 10 years compare with the Russell 1000 Growth Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

SANDS CAPITAL SELECT GROWTH FUND - CLASS Z TOTAL RETURN AS OF DECEMBER 31


                                   [BAR CHART]

-15.20%  -28.13%  36.99%  19.00%  9.63%  -6.50%  18.53%  -49.08%  70.58%  25.13%
-------  -------  ------  ------ ------  ------  ------  -------  ------  ------
  2001     2002    2003    2004   2005    2006    2007    2008     2009    2010

Best Quarter:   4th Quarter 2001 +28.63%
Worst Quarter:  4th Quarter 2008 -30.93%

For information on the prior history of the Fund, please see the section titled "The Trust" in the Fund's Statement of Additional Information.

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class Z shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class Z after-tax returns. The Class A shares and the Class C shares inception date is November 15, 2010. The Class A shares and the Class C shares would have had substantially similar annual returns because the shares are invested in the same portfolio. Annual returns would differ only to the extent that the Classes have different expenses. The Class Y shares inception date is August 27, 2004. The Class Y shares performance was calculated using the historical performance of the Class Z shares for the period from August 11, 2000 to August 27, 2004.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010

                                             1 Year      5 Years       10 Years
SANDS CAPITAL SELECT GROWTH FUND
--------------------------------------------------------------------------------
CLASS Z RETURNS
Return Before Taxes                          25.13%       3.79%          2.75%
Return After Taxes on Distributions          25.13%       3.79%          2.75%
Return After Taxes on Distributions and
   Sale of Fund Shares                       16.33%       3.26%          2.38%
CLASS Y RETURN                               25.40%       4.05%          2.92%
RUSSELL 1000 GROWTH INDEX                    16.71%       3.75%          0.02%
(reflects no deductions for fees, expenses or taxes)
--------------------------------------------------------------------------------


INVESTMENT ADVISOR                              INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.                       Sands Capital Management, LLC

PORTFOLIO MANAGER(S)

Frank M. Sands, Jr., CFA
Chief Investment Officer and Chief Executive Officer
Managing the Fund since 2000

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------

                                                            CLASS A, CLASS C AND CLASS Z          CLASS Y
                                                        Initial      Additional     Initial      Additional
                                                       Investment    Investment    Investment    Investment
------------------------------------------------------------------------------------------------------------
Regular Account                                        $   2,500      $    50       $  2,500        None
------------------------------------------------------------------------------------------------------------
Retirement Account or Custodial Account under
   the Uniform Gifts/Transfers to Minors Act           $   1,000      $    50       None            None
------------------------------------------------------------------------------------------------------------
Investments through the Automatic Investment Plan      $     100      $    50       None            None
------------------------------------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Class Z shares are available only through a financial intermediary or financial institutions such as retirement plans, fee based platforms and brokerage accounts. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

TOUCHSTONE SHORT DURATION FIXED INCOME FUND SUMMARY


THE FUND'S INVESTMENT GOAL

The Touchstone Short Duration Fixed Income Fund seeks maximum total return consistent with the preservation of capital.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                     Class Y         Class Z
--------------------------------------------------------------------------------
Wire Redemption Fee                                   None           Up to $15
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
--------------------------------------------------------------------------------
Management Fees                                       0.25%          0.25%
Distribution and/or Service (12b-1) Fees              None           None
Other Expenses                                        3.73%          0.54%
    Shareholder Service Fees                          0.00%          0.25%
Total Annual Fund Operating Expenses                  3.98%          1.04%
Fee Waiver and/or Expense Reimbursement(1)            3.49%          0.30%
Total Annual Fund Operating Expenses After Fee
    Waiver and/or Expense Reimbursement               0.49%          0.74%
--------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.49% and 0.74% for Class Y shares and Class Z shares, respectively. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.


EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     Class Y        Class Z
1 Year                                                $50            $76
3 Years                                               $891           $301
5 Years                                               $1,748         $545
10 Years                                              $3,970         $1,244
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


The Fund invests, under normal market conditions, at least 80% of its assets in fixed income securities. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund invests in a diversified portfolio of securities of different maturities including U.S. Treasury securities, U.S. government agency securities, securities of U.S. government-sponsored enterprises, corporate bonds, mortgage-backed securities, and asset-backed securities and repurchase agreements. Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. The Fund invests only in investment grade debt securities and does not invest in non-investment grade (e.g. "high yield") securities. Investment grade debt securities are those having a rating of BBB-/Baa3 or higher from a major rating agency or, if a rating is not available, deemed to be of comparable quality by the sub-advisor, Longfellow Investment Management Co. ("Longfellow").


In selecting investments for the Fund, the sub-advisor, Longfellow, chooses fixed income securities that it believes are attractively priced relative to the market or to similar instruments. While the Fund may invest in securities of any maturity, Longfellow seeks to maintain an effective duration for the Fund between one and three years under normal market conditions. A sector or security holding may be reduced if it becomes overvalued or if there is a change in the underlying fundamentals. Longfellow may sell a security if another security is more attractive.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.


The principal risks of investing in this Fund are related to changes in the values of the securities as interest rates change, credit risk (issuers will not make the interest or principal payments when they are due), prepayment risk (issuers may prepay principal earlier than scheduled at a time when interest rates are lower), and risks of political, social and economic developments. As interest rates rise, the value of fixed income securities the Fund owns is likely to decrease. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.

Lower rated securities are often more volatile than higher rated securities. Investment grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization ("NRSRO") to below investment grade status (as defined above), which would increase the risk of holding these securities. Ratings represent the NRSRO's opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to make timely credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Because of its focus on short duration securities, the Fund may underperform other segments of the fixed income market or the fixed income markets as a whole.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as Fannie Mae and the Government National Mortgage Association ("GNMA") are supported only by the credit of the issuing agency and any associated collateral. Some government agencies may not be backed by the full faith and credit of the U.S. Government which may increase the risk of loss of investment.

Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.


Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Even with a credit enhancement by a third party, there is still risk of loss. There could be inadequate collateral or no collateral for asset-backed securities. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities' effective maturities.


Under all repurchase agreements entered into by the Fund, the Fund's Custodian or its agent must take possession of the underlying collateral. However, if the counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate. Repurchase agreements are considered loans by the Fund.


This Fund should only be purchased by investors seeking maximum total return consistent with preservation of capital who can withstand a limited amount of share price volatility, and who seek exposure to fixed-income securities. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years and 10 years compare with the Barclays Capital 1-3 Year U.S. Treasury Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

SHORT DURATION FIXED INCOME FUND - CLASS Z TOTAL RETURN AS OF DECEMBER 31


                                   [BAR CHART]

 6.72%    5.19%    1.69%   2.14%  1.84%   4.40%   5.22%   3.19%   5.41%   2.71%
-------  -------  ------  ------ ------  ------  ------  ------  ------  ------
  2001     2002    2003    2004   2005    2006    2007    2008    2009    2010


Best Quarter:   3rd Quarter 2001 +2.95%
Worst Quarter:  2nd Quarter 2004 -0.75%


For information on the prior history of the Fund, please see the section titled "The Trust" in the Fund's Statement of Additional Information.


After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Class Y shares inception date is May 4, 2009. The Class Y shares performance was calculated using the historical performance of the Class A shares for the period from January 1, 2001 to May 4, 2009.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010
                                                    1 Year    5 Years   10 Years
SHORT DURATION FIXED INCOME FUND
--------------------------------------------------------------------------------
CLASS Z RETURNS
Return Before Taxes                                  2.71%     4.18%      3.84%
Return After Taxes on Distributions                  1.57%     2.76%      2.42%
Return After Taxes on Distributions and
   Sale of Fund Shares                               1.75%     2.73%      2.43%
CLASS Y RETURN                                       2.96%     4.46%      4.10%
BARCLAYS CAPITAL 1-3 YEAR U.S. TREASURY INDEX        2.40%     4.19%      3.95%
(reflects no deductions for fees, expenses or taxes)
--------------------------------------------------------------------------------

INVESTMENT ADVISOR                          INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.                   Longfellow Investment Management Co.
PORTFOLIO MANAGER(S)


Barbara J. McKenna, CFA
Principal and Senior Investment Officer
Managing the Fund since 2009

David W. Seeley, CFA
Principal and Senior Investment Officer
Managing the Fund since 2009

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------

                                                              CLASS Z                          CLASS Y
                                                      Initial         Additional       Initial         Additional
                                                     Investment       Investment      Investment       Investment
-----------------------------------------------------------------------------------------------------------------
Regular Account                                     $     2,500       $      50       $    2,500       None
Retirement Account or Custodial Account under
   the Uniform Gifts/Transfers to Minors Act        $     1,000       $      50       None             None
Investments through the Automatic Investment Plan   $       100       $      50       None             None
-----------------------------------------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class Y shares are available only through your financial institution. Class Z shares are available only through a financial intermediary or financial institutions such as retirement plans, fee based platforms and brokerage accounts. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

TOUCHSTONE INTERMEDIATE FIXED INCOME FUND SUMMARY

THE FUND'S INVESTMENT GOAL

The Touchstone Intermediate Fixed Income Fund seeks high current income consistent with reasonable risk to capital.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                   Institutional
--------------------------------------------------------------------------------
Wire Redemption Fee                                                    None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
Management Fees                                                        0.40%
Distribution and/or Service (12b-1) Fees None Other Expenses           0.29%
Total Annual Fund Operating Expenses                                   0.69%
Fee Waiver and/or Expense Reimbursement(1)                             0.29%
Total Annual Fund Operating Expenses After Fee
    Waiver and/or Expense Reimbursement                                0.40%
--------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.40%. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.


EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 Year                                                                  $41
3 Years                                                                 $192
5 Years                                                                 $355
10 Years                                                                $831
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 71% of the average value of its portfolio.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Intermediate Fixed Income Fund invests, under normal circumstances, at least 80% of its assets in fixed income securities of U.S issuers. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Fixed income securities consist of U.S. government obligations and other investment grade fixed income securities, including corporate debt obligations, mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities. Corporate debt obligations include corporate bonds, debentures, notes and other similar instruments. Investment grade fixed income securities include securities rated BBB- or higher by Standard & Poor's Corporation ("S&P") or Baa3 or higher by Moody's Investors Services, Inc. ("Moody's") or, if unrated by S&P or Moody's, determined by the sub-advisor, Milne LLC d/b/a JKMilne Asset Management ("JKMilne"), to be of comparable quality.

In selecting investments for the Fund, JKMilne chooses fixed income securities of issuers that it believes will offer attractive income and/or capital appreciation potential with a reasonable level of risk. JKMilne invests in fixed income obligations of different issuers (as described above), maturities and structures depending on its current assessment of the relative valuations of the sectors in which the Fund invests. In assessing the relative valuations of these sectors, JKMilne generally considers whether the securities included within a sector are selling at a discount to JKMilne's estimate of their intrinsic value.

The securities in which the Fund invests may pay interest at fixed rates, variable rates, or subject to reset terms. In addition, these securities may make principal payments that are fixed, variable or both. Under normal circumstances, the Fund's effective duration will typically be between two and five years. JKMilne generally sells a security when it reaches a target price, there is a change in the issuer's credit quality, or if its current assessment of the relative valuations of the sectors in which the Fund invests or markets as a whole make investments in other securities appear more attractive.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Regardless of the rating of a security, the Fund is subject to the risk that an issuer of the security will be unable or unwilling to make timely principal and/or interest payments.


Investment grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization ("NRSRO") to below investment grade status, which would increase the risk of holding these securities. Ratings represent the NRSRO's opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to make timely credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well.


Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Because the Fund will typically be expected to have an effective duration between two and five years, the value of your investment in the Fund would be expected to fall by a corresponding percentage for every 1% increase in interest rates. Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as the Federal National Mortgage Association ("Fannie Mae") are supported only by the credit of the issuing agency and any associated collateral. Some government agencies may not be backed by the full faith and credit of the U.S. Government which may increase the risk of loss of investment.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the Fund's mortgage-backed securities and, therefore, to fully assess the interest rate risk of the Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Even with a credit enhancement by a third party, there is still risk of loss. There could be inadequate collateral or no collateral for asset-backed securities. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities' effective durations.


This Fund should only be purchased by investors seeking high current income with reasonable risk to capital who can withstand share price volatility, and who want exposure to fixed income securities. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.

THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years and 10 years compare with the Barclays Capital Intermediate U.S. Government/Credit Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

INTERMEDIATE FIXED INCOME FUND - INSTITUTIONAL SHARES TOTAL RETURN AS OF DECEMBER 31


                                   [BAR CHART]

 7.33%    10.28%   1.70%   3.78%  2.41%   3.19%   6.50%  -0.56%  -2.58%   5.79%
-------  -------  ------  ------ ------  ------  ------  ------  ------  ------
  2001     2002    2003    2004   2005    2006    2007    2008    2009    2010


Best Quarter:   4th Quarter 2008 +4.75%
Worst Quarter:  3rd Quarter 2008 -5.24%


For information on the prior history of the Fund, please see the section titled "The Trust" in the Fund's Statement of Additional Information.

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.


AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010

                                                    1 Year    5 Years   10 Years
INTERMEDIATE FIXED INCOME FUND
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES RETURNS
Return Before Taxes                                  5.79%     2.41%      3.72%
Return After Taxes on Distributions                  4.76%     1.03%      2.08%
Return After Taxes on Distributions and
    Sale of Fund Shares                              3.76%     1.25%      2.24%
BARCLAYS CAPITAL INTERMEDIATE
    U.S. GOVERNMENT/CREDIT INDEX                     5.89%     5.53%      5.51%
(reflects no deductions for fees, expenses or taxes)
--------------------------------------------------------------------------------

INVESTMENT ADVISOR                    INVESTMENT SUB-ADVISOR


Touchstone Advisors, Inc.             Milne LLC d/b/a JKMilne Asset Management

PORTFOLIO MANAGER(S)

John K. Milne
Chief Executive Officer, Chief Investment Officer, and founder
Managing the Fund since 2009

Deborah S. Wingerson
Managing Director and Senior Portfolio Manager
Managing the Fund since 2009

Brian D. Borneman
Portfolio Manager
Managing the Fund since 2009


BUYING AND SELLING FUND SHARES


Minimum Investment Requirements
-------------------------------
                                                   INSTITUTIONAL SHARES
                                               Initial            Additional
                                              Investment          Investment
--------------------------------------------------------------------------------
Regular Account                               $  500,000             None
--------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

TOUCHSTONE SMALL CAP VALUE FUND SUMMARY


THE FUND'S INVESTMENT GOAL


The Touchstone Small Cap Value Fund (formerly Touchstone Small Cap Value Opportunities Fund) seeks long-term capital growth.


THE FUND'S FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      Class A       Class C        Class Y     Institutional      Class Z
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
   Purchases (as a percentage of offering price)      5.75%         None            None            None          None
Maximum Deferred Sales Charge
   (as a percentage of original purchase price
   or the amount redeemed, whichever is less)         None          1.00%           None            None          None
Wire Redemption Fee                                   Up to $15     Up to $15       None            None          Up to $15
---------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

---------------------------------------------------------------------------------------------------------------------------
Management Fees                                       0.95%         0.95%           0.95%           0.95%         0.95%
Distribution and/or Service (12b-1) Fees              0.25%         1.00 %          None            None          None
Other Expenses(1)                                     0.53%         0.53%           0.53%           0.53%         0.53%
    Shareholder Service Fees                          0.00%         0.00%           0.00%           0.00%         0.25%
Total Annual Fund Operating Expenses                  1.73%         2.48%           1.48%           1.48%         1.73%
Fee Waiver and/or Expense Reimbursement(2)            0.30%         0.30%           0.30%           0.45%         0.23%
Total Annual Fund Operating Expenses After Fee Waiver
    and/or Expense Reimbursement                      1.43%         2.18%           1.18%           1.03%         1.50%
---------------------------------------------------------------------------------------------------------------------------

(1) "Other Expenses" for all share classes except Class Z are based on estimated amounts for the current fiscal year.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.43%, 2.18%, 1.18%, 1.03% and 1.50% for Class A shares, Class C shares, Class Y shares, Institutional shares and Class Z shares, respectively. These expense limitations will remain in effect until at least January 27, 2013 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Fund's Management" in the Fund's prospectus for more information.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                     Assuming No
                    Assuming Redemption at End of Period             Redemption
          Class A    Class C    Class Y    Institutional    Class Z    Class C
1 Year     $712       $324       $120        $105            $153       $221
3 Years    $1,061     $744       $438        $424            $523       $744
5 Years    $1,433     $1,294     $779        $765            $917       $1,294
10 Years   $2,475     $2,793     $1,743      $1,730          $2,022     $2,793
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 158% of the average value of its portfolio.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


The Touchstone Small Cap Value Fund invests, under normal market conditions, at least 80% of its assets in common stocks of companies with small market capitalizations that the sub-advisor, DePrince, Race & Zollo, Inc. ("DRZ"), believes have the potential for growth and that appear to be trading below their perceived value. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, a small capitalization company has a market capitalization of no more than $2 billion at the time of initial purchase.

DRZ employs a multi-step, "bottom up" investment process. Initially, DRZ screens the investible universe for small market capitalization companies that pay a dividend. DRZ then applies various valuation multiples such as price-to-earnings, price-to-book and price-to-cash flow, to find companies that it believes are trading at the low end of their historical relative valuation levels. DRZ then conducts rigorous fundamental analysis to identify an imminent catalyst which it believes may lead to future price appreciation. DRZ establishes relative price targets for the remaining stocks that have identifiable catalysts. Finally, DRZ filters the results to choose stocks that it believes have the potential for growth and appear to be trading below their perceived value. DRZ considers selling a security when its yield falls below the acceptable limit, when the valuation is no longer attractive or the fundamentals of the company or sector deteriorate.

The Fund invests in securities of companies operating in a broad range of industries. Most of these companies are based in the U.S., but in some instances may be headquartered in or doing a substantial portion of their business overseas. The Fund will typically hold 65 to 80 securities. The Fund may engage in frequent and active trading of securities as a part of its principal investment strategy.


THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital growth, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.


The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies. In addition, micro-capitalization companies are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.


Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.


Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund's performance and may generate more taxable short-term gains for shareholders

This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of small cap investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.


THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years and since inception compare with the Russell 2000 Value Index and Russell 2000 Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

SMALL CAP VALUE FUND - CLASS Z TOTAL RETURN AS OF DECEMBER 31


                                   [BAR CHART]

     54.13%   23.73%    9.71%   12.71%   -1.20%   -34.16%   18.48%  25.82%
     ------   ------   ------   ------   ------   -------   ------  ------
      2003     2004     2005     2006     2007     2008      2009    2010

Best Quarter:   2nd Quarter 2003 +18.97%
Worst Quarter:  4th Quarter 2008 -24.10%

For information on the prior history of the Fund, please see the section titled "The Trust" in the Fund's Statement of Additional Information.


After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The Class A shares, the Class C shares, the Class Y shares and the Institutional shares inception date is March 1, 2011. The Class A shares, the Class C shares, the Class Y shares and the Institutional shares would have had substantially similar annual returns because the shares are invested in the same portfolio. Annual returns would differ only to the extent that the Classes have different expenses.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010

                                                                                   Since Inception
                                                      1 Year          5 Years          (3-4-02)
SMALL CAP VALUE FUND
--------------------------------------------------------------------------------------------------
Return Before Taxes                                   25.82%          1.79%             9.55%
Return After Taxes on Distributions                   25.76%          1.28%             8.77%
Return After Taxes on Distributions and
   Sale of Fund Shares                                16.86%          1.40%             8.11%
RUSSELL 2000 VALUE INDEX                              24.50%          3.52%             7.54%
(reflects no deductions for fees, expenses or taxes)
RUSSELL 2000 INDEX                                    26.85%          4.47%             7.14%
(reflects no deductions for fees, expenses or taxes)
--------------------------------------------------------------------------------------------------


INVESTMENT ADVISOR                          INVESTMENT SUB-ADVISOR


Touchstone Advisors, Inc.                   DePrince, Race & Zollo, Inc.

PORTFOLIO MANAGER(S)


Gregory T. Ramsby
Partner and Portfolio Manager, Small-Cap and Micro-Cap Value
Managing the Fund since 2010


BUYING AND SELLING FUND SHARES


Minimum Investment Requirements
-------------------------------

                                                    CLASS A, CLASS C AND CLASS Z               CLASS Y
                                                      Initial        Additional        Initial         Additional
                                                     Investment      Investment       Investment       Investment
------------------------------------------------------------------------------------------------------------------
Regular Account                                      $    2,500      $       50       $    2,500       None
Retirement Account or Custodial Account under
    the Uniform Gifts/Transfers to Minors Act        $    1,000      $       50       None             None
Investments through the Automatic Investment Plan    $      100      $       50       None             None
------------------------------------------------------------------------------------------------------------------

                                                            INSTITUTIONAL
                                                      Initial         Additional
                                                     Investment       Investment
--------------------------------------------------------------------------------
Regular Account                                      $  500,000          None
--------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone Securities, Inc. or your financial institution. Class Z shares are available only through a financial intermediary or financial institutions such as retirement plans, fee based platforms and brokerage accounts. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.


TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND SUMMARY


THE FUND'S INVESTMENT GOAL

The Touchstone Ultra Short Duration Fixed Income Fund seeks maximum total return consistent with the preservation of capital.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                        Class Z
--------------------------------------------------------------------------------
Wire Redemption Fee                                                    Up to $15
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
Management Fees                                                          0.25%
Distribution and/or Service (12b-1) Fees                                 None
Other Expenses                                                           0.31%
    Shareholder Service Fees                                             0.25%
Acquired Fund Fees and Expenses(1)                                       0.03%
Total Annual Fund Operating Expenses                                     0.84%
Fee Waiver and/or Expense Reimbursement(2)                               0.12%
Total Annual Fund Operating Expenses After Fee
    Waiver and/or Expense Reimbursement                                  0.72%
--------------------------------------------------------------------------------

(1) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.69%. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.


EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 Year                                                                   $74
3 Years                                                                  $256
5 Years                                                                  $454
10 Years                                                                 $1,026
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 119% of the average value of its portfolio.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


The Fund invests, under normal market conditions, at least 80% of its assets in fixed income securities. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund invests in a diversified portfolio of securities of different maturities including U.S. Treasury securities, U.S. government agency securities, securities of U.S. government-sponsored enterprises, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and municipal bonds and repurchase agreements. The Fund invests only in investment grade debt securities and does not invest in non-investment grade (i.e. "high yield") debt securities. Investment grade debt securities are those having a rating of BBB-/Baa3 or higher from a major rating agency or, if a rating is not available, deemed to be of comparable quality by the sub-advisor, Fort Washington Investment Advisors, Inc. ("Fort Washington").


In selecting investments for the Fund, Fort Washington chooses fixed income securities that it believes are attractively priced relative to the market or to similar instruments. In addition, Fort Washington considers the "effective duration" of the Fund's entire portfolio. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. While the Fund may invest in securities with any maturity or duration, Fort Washington seeks to maintain an effective duration for the Fund of one year or less under normal market conditions.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

The principal risks of investing in this Fund are related to changes in the values of the securities as interest rates change, credit risk (issuers will not make the interest or principal payments when they are due), prepayment risk (issuers may prepay principal earlier than scheduled at a time when interest rates are lower), and risks of political, social and economic developments. As interest rates rise, the value of fixed income securities the Fund owns is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Lower rated securities are often more volatile than higher rated securities. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.

Because of its focus on short duration securities, the Fund may underperform other segments of the fixed income market or the fixed income markets as a whole.


The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as Fannie Mae and Ginnie Mae are supported only by the credit of the issuing agency and any associated collateral.


Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Under all repurchase agreements entered into by the Fund, the Funds' Custodian or its agent must take possession of the underlying collateral. However, if the counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate. Repurchase agreements are considered loans by the Fund.

This Fund should only be purchased by investors seeking maximum total return consistent with preservation of capital who can withstand a limited amount of share price volatility, and seek exposure to fixed income securities. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.


THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years and 10 years compare with the BoA Merrill Lynch Three-Month U.S. Treasury Bill Index and BoA Merrill Lynch 1-Year Treasury Note Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

ULTRA SHORT DURATION FIXED INCOME FUND - CLASS Z TOTAL RETURN AS OF DECEMBER 31


                                   [BAR CHART]

 5.79%    2.67%    1.35%   1.75%  2.93%   5.29%   4.70%   0.53%   3.32%   1.75%
-------  -------  ------  ------ ------  ------  ------  ------  ------  ------
  2001     2002    2003    2004   2005    2006    2007    2008    2009    2010

Best Quarter:   1st Quarter 2001 +2.02%
Worst Quarter:  3rd Quarter 2008 -0.24%

For information on the prior history of the Fund, please see the section titled "The Trust" in the Fund's Statement of Additional Information.

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010

                                                     1 Year    5 Years  10 years
ULTRA SHORT DURATION FIXED INCOME FUND
--------------------------------------------------------------------------------
CLASS Z RETURNS
Return Before Taxes                                   1.75%     3.11%     3.00%
Return After Taxes on Distributions                   0.99%     1.71%     1.75%
Return After Taxes on Distributions and
    Sale of Fund Shares                               1.14%     1.84%     1.82%
BOA MERRILL LYNCH THREE-MONTH U.S. TREASURY
    BILL INDEX                                        0.13%     2.43%     2.38%
(reflects no deductions for fees, expenses or taxes)
BOA MERRILL LYNCH 1-YEAR TREASURY NOTE INDEX          0.83%     3.31%     3.16%
(reflects no deductions for fees, expenses or taxes)
--------------------------------------------------------------------------------


INVESTMENT ADVISOR                     INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.              Fort Washington Investment Advisors, Inc.

PORTFOLIO MANAGER(S)

Scott D. Weston
Vice President and Senior Portfolio Manager
Managing the Fund since 2008

Brent A. Miller, CFA
Portfolio Manager
Managing the Fund since 2008

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------
                                                     Initial       Additional
                                                    Investment     Investment
--------------------------------------------------------------------------------
Regular Account                                     $    2,500     $       50
Retirement Account or Custodial Account under
    the Uniform Gifts/Transfers to Minors Act       $    1,000     $       50
Investments through the Automatic Investment Plan   $      100     $       50
--------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class Z shares are available only through a financial intermediary or financial institutions such as retirement plans, fee based platforms and brokerage accounts. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

INVESTMENT STRATEGIES AND RISKS


CAN A FUND DEPART FROM ITS PRINCIPAL INVESTMENT STRATEGIES?

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in our Statement of Additional Information ("SAI").

Each Fund's investment goal is non-fundamental, and may be changed by the Trust's Board of Trustees without shareholder approval. You would be notified at least 30 days before any change takes effect. The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Funds' goals. This defensive investing may increase a Fund's taxable income. A Fund will do so only if the Advisor or the Fund's sub-advisor believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that any Fund will achieve its investment goal.

PORTFOLIO COMPOSITION

Certain of the Funds have adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund's "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of these 80% Policies, the term "assets" means net assets plus the amount of borrowings for investment purposes. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?


The following is a list of principal risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds'
SAI:


EQUITY RISK (EQUITY FUNDS). Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities of individual companies may fluctuate based upon performance of the company and industry as well as economic trends and developments. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund's net asset value to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK (FIXED INCOME FUNDS). The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise and during periods of rising interest rates, the values of those securities generally fall. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

CALL RISK (FIXED INCOME FUNDS). During periods of falling interest rates, an issuer may prepay (or "call") certain debt obligations with high coupon rates prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates. The types of securities that are subject to call risk include mortgage-backed securities and municipal bonds with a term of longer than ten years.

CREDIT RISK (FIXED INCOME FUNDS). An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer's securities to decline in value. Credit risk is particularly relevant to those portfolios that invest a significant amount of their assets in junk bonds or lower-rated securities.

EVENT RISK (FIXED INCOME FUNDS). Securities may decline in credit quality and market value due to issuer restructurings, mergers, consolidations, reorganizations, tender or exchange offers, or other factors.


MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES (FIXED INCOME FUNDS). Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of a mortgage-backed security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio. In addition, mortgage-backed securities may fluctuate in price based on deterioration in the perceived or actual of the value of the collateral underlying the pool of mortgage loans, typically residential or commercial real estate, which may result in negative amortization or negative equity, meaning that the value of the collateral would be worth less than the remaining principal amount owed on the mortgages in the pool. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets (credit card receivables, automobile financing loans, etc.) and the servicing of the assets.


U.S. GOVERNMENT SECURITIES AND U.S. GOVERNMENT AGENCIES RISK (SHORT DURATION FIXED INCOME FUND, INTERMEDIATE FIXED INCOME FUND AND ULTRA SHORT DURATION FIXED INCOME FUND). The Fund's U.S. Government Securities are not guaranteed against price movements due to changing interest rates. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Freddie Mac, Tennessee Valley Authority and Student Loan Marketing Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.


CHANGE IN MARKET CAPITALIZATION (MID CAP FUND AND SMALL CAP VALUE FUND). A Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market fluctuation, the Fund may continue to hold the security if, in the sub-advisor's judgment, the security remains otherwise consistent with the Fund's investment goal and strategies. However, this change could affect the Fund's flexibility in making new investments.


NON-DIVERSIFICATION RISK (SANDS CAPITAL SELECT GROWTH FUND AND HEALTHCARE AND BIOTECHNOLOGY FUND). Subject to federal income tax restrictions relating to the Fund's qualification as a regulated investment company, a non-diversified fund may invest a significant percentage of its assets in the securities of a single company. Because a higher percentage of the Fund's holdings may be invested in a single company, the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.

PORTFOLIO TURNOVER (ALL FUNDS). Each Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor and/or sub-advisor determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor's or sub-advisor's control. These transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

REITS RISK (PREMIUM YIELD EQUITY FUND). REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.


FOREIGN RISK (SMALL CAP VALUE FUND). Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, and other considerations. Diplomatic, political or economic developments, including nationalization or appropriation, could affect investments in foreign securities. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.


WHAT ARE SOME OF THE NON-PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

DERIVATIVES (ALL FUNDS). Each Fund may, but is not required to, use derivative instruments for any of the following purposes:

      o To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for a Fund;

      o     As a substitute for purchasing or selling securities;

      o To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;

      o To enhance a Fund's potential gain in non-hedging or speculative situations; or

      o To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio's yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund's holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income. Under normal circumstances, derivatives will typically be limited to an amount less than 10% of the Fund's assets.

EXCHANGE-TRADED FUNDS (ALL FUNDS). The Funds may invest in shares of exchange-traded funds ("ETFs"). An ETF is a registered investment company that seeks to track the performance of a particular market index. Investing in an ETF generally offers instant exposure to an index or a broad range of markets, sectors, geographic regions or industries. When investing in ETFs, shareholders bear their proportionate share of the Fund's expenses and their proportionate share of ETF expenses which are similar to the Fund's expenses. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

MANAGER OF MANAGERS RISK (ALL FUNDS). The Advisor engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of each Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.


LENDING OF PORTFOLIO SECURITIES (ALL FUNDS EXCEPT PREMIUM YIELD EQUITY FUND). The Funds may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's sub-advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. More information on securities lending is available in the SAI.

MARKET DISRUPTION RISK (ALL FUNDS). The United States has experienced during the past few years significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the Funds may invest. During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.


The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude the Funds' ability to achieve their investment goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor and Sub-Advisors will monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds' investment goals, but there can be no assurance that it will be successful in doing so.

WHERE CAN I FIND INFORMATION ABOUT THE FUNDS' PORTFOLIO HOLDINGS DISCLOSURE POLICIES?

A description of the Funds' policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Funds' website at www.TouchstoneInvestments.com.

THE FUNDS' MANAGEMENT

INVESTMENT ADVISOR
TOUCHSTONE ADVISORS, INC. ("TOUCHSTONE ADVISORS" OR THE "ADVISOR") 303 BROADWAY, SUITE 1100, CINCINNATI, OH 45202


Touchstone Advisors has been a registered investment advisor since 1994. As of December 31, 2010, Touchstone Advisors had approximately $6.6 billion in assets under management. As the Funds' Advisor, Touchstone Advisors continuously reviews, supervises and administers the Funds' investment programs and also ensures compliance with the Funds' investment policies and guidelines.


Touchstone Advisors is responsible for selecting each Fund's sub-advisor(s), subject to approval by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

o     Level of knowledge and skill

o     Performance as compared to its peers or benchmark

o     Consistency of performance over 5 years or more

o     Level of compliance with investment rules and strategies

o     Employees facilities and financial strength

o     Quality of service

Touchstone Advisors will also continually monitor each sub-advisor's performance through various analyses and through in-person, telephone and written consultations with a sub-advisor. Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor's contract should be renewed, modified or terminated.

The Securities and Exchange Commission (the "SEC") has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds. Shareholders of a Fund will be notified of any changes in its sub-advisory arrangements.

Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund's assets. If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund's assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent or other parties. For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund. The Annual Fee Rate below is the fee paid to Touchstone Advisors by each Fund for the fiscal year ended September 30, 2010 and is net of advisory fees waived by Touchstone Advisors, if any. Touchstone Advisors pays sub-advisory fees to each sub-advisor from its advisory fee.

FUND                                                             ANNUAL FEE RATE
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund                                     0.91%
--------------------------------------------------------------------------------
Mid Cap Fund                                                          0.80%
--------------------------------------------------------------------------------
Premium Yield Equity Fund                                             0.70%
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund                                      0.97%
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund                                      0.11%
--------------------------------------------------------------------------------
Intermediate Fixed Income Fund                                        0.31%
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund                                0.25%
--------------------------------------------------------------------------------
Small Cap Value Fund*                                                 0.92%
--------------------------------------------------------------------------------

* The Board of Trustees approved a change to the Small Cap Value Fund's advisory fee schedule effective December 6, 2010. Under the previous fee schedule, the Fund paid 0.95% of average net assets. Under the amended fee schedule, the Fund pays a fee of 0.95% on the first $100 million of average net assets and 0.90% on assets above $100 million.

The Sands Capital Select Growth Fund's base advisory fee is 0.85% on the first $1 billion of assets, 0.80% on the next $500 million of assets, 0.75% on the next $500 million of assets and 0.70% on assets above $2 billion, and this fee may range from 0.55% to 1.00% depending on the Fund's performance relative to the Russell 1000 Growth Index. Fee adjustments apply if the Fund outperforms or underperforms its benchmark by 2.50% or more over the performance period.


Touchstone Advisors and Sands Capital Management will receive performance fees (as described above) if the relevant benchmark index is surpassed, including negative performance. Under certain market conditions, it is possible that the performance fee adjustment (upward or downward) will apply as a result of random moves in the market as opposed to the Sands Capital Select Growth Fund's underperformance or outperformance of the market. The performance comparison is made for a rolling 12-month period, consisting of the current month for which performance is available plus the previous 11 months. This comparison is made at the end of each month, with appropriate performance-based adjustments added to (or subtracted from) the base advisory fee. Because any adjustment to the Fund's base advisory fee is based upon the Fund's performance compared to the investment record of the Russell 1000 Growth Index, a performance adjustment will be made not when the Fund's performance is up or down, but when it is up or down more or less than the performance of the Russell 1000 Growth Index. For purposes of this performance adjustment mechanism, the investment performance of the Fund for any period is expressed as a percentage of the Fund's net asset value per share at the beginning of the period. This percentage is equal to the sum of: (i) the change in the Fund's net asset value per share during the period; (ii) the value of the Fund's cash distributions per share; and (iii) the per share amount of capital gains taxes paid or accrued during the period by the Fund for undistributed realized long-term capital gains. The investment record for the Russell 1000 Growth Index is expressed as a percentage of the starting level of the Index at the beginning of the period, as modified by the change in the level of the Index during the period and by the value computed consistently with the Index, of cash distributions having an ex-dividend date occurring within the period made by issuers whose securities are included in the Index.

CONTRACTUAL FEE WAIVER AGREEMENT


Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to limit certain Funds' total operating expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of "Acquired Fund Fees and Expenses," if any, other extraordinary expenses not incurred in the ordinary course of Touchstone's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) or other expenses. The contractual limits set forth below have been adjusted to include the effect of Rule 12b-1 fees, if applicable. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund's average net assets during such month. These fee waivers and expense reimbursements will remain in effect until January 27, 2012 (January 27, 2013 for the Small Cap Value Fund).

                                                          CONTRACTUAL LIMIT ON
FUND                                                    TOTAL OPERATING EXPENSES
--------------------------------------------------------------------------------
Mid Cap Fund Class A                                             1.21%
--------------------------------------------------------------------------------
Mid Cap Fund Class C                                             1.96%
--------------------------------------------------------------------------------
Mid Cap Fund Class Y                                             0.96%
--------------------------------------------------------------------------------
Mid Cap Fund Class Z                                             1.21%
--------------------------------------------------------------------------------
Small Cap Value Fund Class A                                     1.43%
--------------------------------------------------------------------------------
Small Cap Value Fund Class C                                     2.18%
--------------------------------------------------------------------------------
Small Cap Value Fund Class Y                                     1.18%
--------------------------------------------------------------------------------
Small Cap Value Fund Institutional Shares                        1.03%
--------------------------------------------------------------------------------
Small Cap Value Fund Class Z                                     1.50%
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund Class A                        1.55%
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund Class C                        2.30%
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund Class Z                         0.74%
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund Class Y                         0.49%
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund Class Z                   0.69%
--------------------------------------------------------------------------------
Intermediate Fixed Income Fund Institutional Shares              0.40%
--------------------------------------------------------------------------------
Premium Yield Equity Fund Class A                                1.20%
--------------------------------------------------------------------------------
Premium Yield Equity Fund Class C                                1.95%
--------------------------------------------------------------------------------
Premium Yield Equity Fund Class Y                                0.95%
--------------------------------------------------------------------------------


FUND                                         CONTRACTUAL LIMIT ON OTHER EXPENSES
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund Class A                    0.25%
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund Class C                    0.25%
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund Class Y                    0.25%
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund Class Z                    0.25%
--------------------------------------------------------------------------------

ADVISORY AND SUB-ADVISORY AGREEMENT APPROVAL


A discussion of the basis for the Board of Trustees' approval of the Funds' advisory and sub-advisory agreements can be found in the Trust's March 31, 2011 Semiannual Report.


Fort Washington is an affiliate of Touchstone Advisors. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Fort Washington as the Fund's Sub-Advisor. The Board of Trustees reviews Touchstone Advisors' decisions, with respect to the retention of Fort Washington, to reduce the possibility of a conflict of interest situation.

SUB-ADVISORS


TURNER INVESTMENT PARTNERS, INC. ("TIP"), an SEC-registered advisor located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, serves as sub-advisor to the Touchstone Healthcare and Biotechnology Fund and the Touchstone Mid Cap Fund (the "Touchstone TIP Funds"). Prior to May 7, 2004, TIP served as the investment advisor to the Turner Healthcare and Biotechnology Fund. As sub-advisor, TIP makes investment decisions for the Touchstone TIP Funds and also ensures compliance with the Funds' investment policies and guidelines. As of December 31, 2010, TIP had approximately $18 billion in assets under management.

DEPRINCE, RACE & ZOLLO, INC. ("DRZ"), an SEC-registered investment adviser located at 250 Park Avenue South, Suite 250, Winter Park, FL, 32789, serves as sub-advisor to the Touchstone Small Cap Value Fund. As sub-advisor, DRZ makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2010, DRZ had approximately $5.8 billion in assets under management.

LONGFELLOW INVESTMENT MANAGEMENT CO. ("LONGFELLOW"), an SEC-registered investment adviser located at 20 Winthrop Square, Boston, MA 02110, serves as sub-advisor to the Touchstone Short Duration Fixed Income Fund. As sub-advisor, Longfellow makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2010, Longfellow had approximately $3.6 billion in assets under management.

SANDS CAPITAL MANAGEMENT, LLC ("SANDS CAPITAL MANAGEMENT") located at 1101 Wilson Boulevard, Suite 2300, Arlington, VA 22209, serves as Sub-Advisor to the Touchstone Sands Capital Select Growth Fund. As Sub-Advisor, Sands Capital Management makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2010, Sands Capital Management had approximately $16.1 billion in assets under management.

FORT WASHINGTON INVESTMENT ADVISORS, INC. ("FORT WASHINGTON"), an SEC-registered advisor located at 303 Broadway, Suite 1200, Cincinnati, Ohio 45202, serves as Sub-Advisor to the Ultra Short Duration Fund. As Sub-Advisor, Fort Washington makes investment decisions for the Fund and also ensures compliance with the Touchstone Funds' investment policies and guidelines. As of December 31, 2010, Fort Washington had approximately $33.9 billion in assets under management.

MILNE LLC D/B/A JKMILNE ASSET MANAGEMENT ("JKMILNE"), an SEC-registered investment adviser located at 1520 Royal Palm Square Blvd, Suite 210, Fort Myers, FL 33919, serves as sub-advisor to the Touchstone Intermediate Fixed Income Fund. As sub-advisor, JKMilne makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2010, JKMilne had approximately $1.8 billion in assets under management.

MILLER/HOWARD INVESTMENTS INC. ("MILLER/HOWARD"), an SEC-registered investment adviser located at 324 Upper Byrdcliffe Road, Woodstock, NY, 12498, serves as sub-advisor to the Touchstone Premium Yield Equity Fund. As sub-advisor, Miller/Howard makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2010, Miller/Howard had approximately $1.9 billion in assets under management.


MILLER/HOWARD'S SOCIALLY RESPONSIBLE INVESTING GUIDELINES

Socially Responsible Investing ("SRI") is a commonly-used phrase which involves the integration of environmental, social and corporate governance ("ESG") criteria with financial standards when making investment decisions. Miller/Howard believes, as do many others, that this integrated approach provides a framework for achieving better long-term investment returns while building sustainable global economies and markets.

Many industry professionals hold that all companies, through their business activities, can be analyzed with ESG criteria, resulting in a profile that can be compared to others with regard to their corporate citizenship. Miller/Howard's social research involves a comprehensive process that uses exclusion and inclusion screens, case-by-case analysis, and assertion of basic principles of fairness and environmental stewardship. A company must pass Miller/Howard's social evaluation in order to be eligible for investment. Miller/Howard views this extra layer of due diligence as a risk control measure.

The main factors considered for each potential investment are governance and ethics; environmental record; workplace issues; human rights, especially regarding international operations; products and services and their contribution to revenues. Miller/Howard does not invest in companies that produce alcohol, tobacco, gambling equipment or firearms. Companies whose sales of such products are ancillary such as restaurants, hotels, convenience stores or other similar entities are not automatically excluded. Miller/Howard also does not invest in companies involved in nuclear power production or companies that have a history of environmental negligence or a pattern of violations of environmental regulations.

A company must meet Miller/Howard's basic social criteria to be eligible for investment; however, the final investment decision takes into consideration the financial and social profile of each candidate.


PORTFOLIO MANAGERS


The Touchstone Healthcare and Biotechnology Fund is managed by Frank Sustersic, Heather McMeekin and Vijay Shankaran. The Touchstone Mid Cap Fund is managed by Thomas DiBella, Steven Gold and Joseph Krocheski. The Touchstone Premium Yield Equity Fund is managed by Lowell G. Miller, John E. Leslie III, Bryan J. Spratt and Roger G. Young. The Intermediate Fixed Income Fund is managed by John K. Milne, Deborah S. Wingerson and Brian D. Borneman. The Touchstone Sands Capital Select Growth Fund is managed by a team led by Frank Sands, Jr. The Touchstone Small Cap Value Fund is managed by a team led by Gregory T. Ramsby. The Touchstone Short Duration Fixed Income Fund is managed by Barbara J. McKenna and David W. Seeley. The Touchstone Ultra Short Duration Fixed Income Fund is managed by Scott D. Weston and Brent A. Miller. The background of each portfolio manager is set forth below. Additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds may be found in the SAI.


TURNER INVESTMENT PARTNERS, INC.


Heather F. McMeekin, Portfolio Manager/Global Security Analyst, joined TIP in March 2001. From February 1998 until February 2001 she was an Associate Equity Research Analyst with UBS Warburg LLC. She has investment experience dating back to 1995.

Frank L. Sustersic, CFA, Senior Portfolio Manager/Global Security Analyst, joined TIP in 1994. He has investment experience dating back to 1989.

Vijay Shankaran, MD, PhD, Portfolio Manager/Global Security Analyst, joined TIP in 2006. Prior to joining TIP, he was employed by Caxton Associates, MedImmune, Inc., and RiverVest Ventures. He has investment experience dating back to 2000.


Thomas J. DiBella, CFA, CPA, Chief Investment Officer - Core/Value Equities, joined TIP in March 2002 as a founding member of Turner Investment Management, LLC, a subsidiary of TIP. From July 1991 until March 2002, he was Vice President and Portfolio Manager with Aeltus Investment Management. Mr. DiBella has investment experience dating back to 1983.

Steven L. Gold, CFA, Senior Portfolio Manager/Security Analyst, joined Turner Investment Management LLC, a subsidiary of TIP, in 2004. Previously he was employed with Standish Mellon Equity and Aetna Life & Casualty. Mr. Gold has investment experience dating back to 1985.

Joseph Krocheski, CFA, Security Analyst/Portfolio Manager, joined TIP in 2007. Prior to joining TIP, he was employed with ING Investment Management, Aeltus Investment Management and ALIAC Investment Management. He has investment experience dating back to 1993.

David J. Brenia, Security Analyst/Portfolio Manager, joined TIP in 2003. Prior to joining TIP, Mr. Brenia was employed with the University of Tulsa and the United States Navy. He has investment experience dating back to 2003.

DEPRINCE, RACE & ZOLLO, INC.

Gregory T. Ramsby, Partner and Portfolio Manager, joined DRZ in 1996. Prior to joining DRZ, Mr. Ramsby was employed at First Union Capital Management as an equity analyst and Associate Portfolio Manager. Prior to that, he was an equity analyst at Nations Bank Investment Management. Mr. Ramsby received his Bachelor of Science in Finance from Oglethorpe University and Masters of Business Administration from the University of Notre Dame.


MILLER/HOWARD INVESTMENTS INC.

Lowell G. Miller is Founder, President, Chief Investment Officer and Director of Research for Miller/Howard Investments, which was founded in 1984. He has investment experience dating back to 1977.


John E. Leslie III, CFA, Research Analyst and Portfolio Manager joined Miller/Howard Investments in 2004. Prior to joining Miller/Howard Investments, Jack was a portfolio manager at Value Line Asset Management, M&T Capital Advisors Group (Division of M&T Bank) and Dewey Square Investors (Division of
UAM). He has investment experience dating back to 1984.


Bryan J. Spratt, CFA, Research Analyst and Portfolio Manager joined Miller/Howard Investments in 2004. Prior to joining Miller/Howard Investments, from 2001 through 2004, Bryan was responsible for the utilities and telecom sectors for the Value Team at Banc One Investment Advisors and the One Group Funds. He has investment experience dating back to 1990.

Roger G. Young, CFA, Research Analyst and Portfolio Manager joined Miller/Howard Investments in 2008. Prior to joining Miller/Howard Investments, Roger was a portfolio manager for the Kenneth King Foundation from 2003 to 2007 and was President of Young Asset Adviser, Inc. from 2007 to 2008. He has been a portfolio manager of the Fund since February, 2009. He has investment experience dating back to 1971.

SANDS CAPITAL MANAGEMENT, LLC

Frank M. Sands, Jr., CFA, Chief Investment Officer and Chief Executive Officer, joined Sands Capital Management in June 2000. Prior to 2008, Mr. Sands, Jr. was President, Director of Research and Sr. Portfolio Manager. He has investment experience dating back to 1994.

MILNE LLC D/B/A JKMILNE ASSET MANAGEMENT

John K. Milne is the Chief Executive Officer, Chief Investment Officer, and founder of JKMilne. Mr. Milne has investment management experience dating back to 1981. Prior to founding JKMilne in 2004, Mr. Milne was President and Chief Investment Officer of Mellon Bond Associates LLP, a senior Portfolio Manager with the Grumman Corporation Pension Fund and an Officer with Marine Midland/HSBC Personal Trust Operation.

Deborah S. Wingerson is a Managing Director and Senior Portfolio Manager at JKMilne. Ms. Wingerson has investment management experience dating back to 1985. Prior to joining JKMilne in 2007, Ms. Wingerson was a Vice President and Senior Portfolio Manager with Standish Mellon Asset Management.

Brian D. Borneman is a Portfolio Manager at JKMilne. Mr. Borneman has investment management experience dating back to 2001. Prior to joining JKMilne in 2006, Mr. Borneman was an Associate Portfolio Manager with MDL Capital Management.

LONGFELLOW INVESTMENT MANAGEMENT CO.

Barbara J. McKenna, CFA, Principal and Senior Investment Officer, has over 20 years of fixed income investment experience. Prior to joining Longfellow, from 2001 to 2005, Ms. McKenna was a director and senior portfolio manager at State Street Research, responsible for managing $14 billion of institutional fixed income accounts. As director of corporate bond strategy, she was responsible for directing and leading the implementation of corporate bond strategy across all mandates.

David W. Seeley, CFA, Principal and Senior Investment Officer, is one of Longfellow's founders and has over twenty five years of investment experience. Longfellow was founded in 1986.

FORT WASHINGTON INVESTMENT ADVISORS, INC.

Scott D. Weston, Vice President and Senior Portfolio Manager, joined Fort Washington in September 1999. He is also Fort Washington's lead sector specialist in mortgage-backed and asset-backed securities. Mr. Weston is a graduate of the University of Utah with a BS in Finance and the University of Cincinnati with an MBA in Finance. He has investment experience dating back to 1992.

Brent A. Miller, CFA, Portfolio Manager, joined Fort Washington in June 2001. He became a portfolio manger in 2008 and was an assistant portfolio manager prior to 2008. Mr. Miller graduated Magna Cum Laude from the University of Evansville with a BS in Mathematics. He has investment experience dating back to 1999.

CHOOSING A CLASS OF SHARES


SHARE CLASS OFFERINGS. Each class of shares has different sales charges and distribution fees. The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

CLASS A SHARES


The offering price of Class A shares of each Fund is equal to its net asset value ("NAV") plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment. Class A shares are subject to a 12b-1 distribution fee.


CLASS A SALES CHARGE-EQUITY FUNDS. The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Touchstone Equity Funds. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

                                    Sales Charge as % of    Sales Charge as % of
Amount of Your Investment              Offering Price       Net Amount Invested
--------------------------------------------------------------------------------
Under $50,000                              5.75%                   6.10%
$50,000 but less than $100,000             4.50%                   4.71%
$100,000 but less than $250,000            3.50%                   3.63%
$250,000 but less than $500,000            2.95%                   3.04%
$500,000 but less than $1 million          2.25%                   2.30%
$1 million or more                         0.00%                   0.00%
--------------------------------------------------------------------------------

CLASS A SALES CHARGE-FIXED INCOME FUNDS. The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Touchstone Fixed Income Funds. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

                                    Sales Charge as % of    Sales Charge as % of
Amount of Your Investment              Offering Price       Net Amount Invested
--------------------------------------------------------------------------------
Under $50,000                              4.75%                   4.99%
$50,000 but less than $100,000             4.50%                   4.71%
$100,000 but less than $250,000            3.50%                   3.63%
$250,000 but less than $500,000            2.95%                   3.04%
$500,000 but less than $1 million          2.25%                   2.30%
$1 million or more                         0.00%                   0.00%
--------------------------------------------------------------------------------

WAIVER OF CLASS A SALES CHARGE. There is no front-end sales charge if you invest $1 million or more in Class A shares of a Fund. If you redeem shares that were part of the $1 million breakpoint purchase within one year, you may pay a contingent deferred sales charge ("CDSC") of 1% on the shares redeemed, if a commission was paid by Touchstone Securities, Inc. ("Touchstone") to a participating unaffiliated broker dealer. There is no front-end sales charge on exchanges between Funds or dividends reinvested in a Fund. In addition, there is no front-end sales charge on the following purchases:

      o Purchases by registered representatives or other employees (and their immediate family members*) of broker-dealers, banks, or other financial institutions having selling agreements with Touchstone.

      o Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has a selling agreement with Touchstone.

      o Purchases by a trust department of any financial institution in its capacity as trustee to any trust.

      o Purchases through authorized processing organizations described in this Prospectus.

      o Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Touchstone Funds.

      o Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone.

      o Purchases by shareholders who owned shares of Touchstone Funds Group Trust as of November 17, 2006 who are investing additional shares for their account or opening new accounts in any Touchstone Fund. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

      o Reinvestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

      * Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a registered representative or employee. The term "employee" is deemed to include current and retired employees.

In addition, Class A shares may be purchased with no front-end sales charge through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Touchstone to include the Touchstone Funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Sales charge waivers must be qualified in advance by Touchstone by marking the appropriate section on the investment application and completing the "Eligibility for Exemption from Sales Charge" form. You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the touchstoneinvestments.com website. Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund. At the option of the Fund, the front-end sales charge may be included on future purchases.

REDUCED CLASS A SALES CHARGE. You may also purchase Class A shares of a Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent. The following purchasers ("Qualified Purchasers") may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

      o an individual, an individual's spouse, an individual's children under the age of 21; or

      o a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or

      o employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases are provided; or

      o an organized group, provided that the purchases are made through a central administrator, a single dealer or other means which result in economy of sales effort or expense.

The following accounts ("Qualified Accounts") held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

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

      o     Individual accounts

      o     Joint tenant with rights of survivorship accounts

      o     Uniform gift to minor accounts ("UGTMA")

      o     Trust accounts

      o     Estate accounts

      o     Guardian/Conservator accounts

      o     IRA accounts, including Traditional, Roth, SEP and SIMPLE

      o     Coverdell Education Savings Accounts

RIGHTS OF ACCUMULATION PROGRAM. Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account. You or your dealer must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification. If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone will calculate the combined value of all of the Qualified Purchaser's Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

LETTER OF INTENT. If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart. The minimum initial investment under a Letter of Intent is $10,000. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account. If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.


OTHER INFORMATION. Information about sales charges and breakpoints is also available in a clear and prominent format on the TouchstoneInvestments.com website. You can access this information by selecting "Sales Charges and Breakpoints" under the "Pricing and Performance" link. For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.


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

CLASS C SHARES


Because in most cases it is more advantageous to purchase Class A shares for amounts of $1 million or more, a request to purchase Class C shares for $1 million or more will be considered as a purchase request for Class A shares or declined. Class C shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class C shares are subject to a 12b-1 fee. A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them.

CLASS Y SHARES

Class Y shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Class Y shares are not subject to a 12b-1 fee or CDSC.

INSTITUTIONAL SHARES

Institutional shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Institutional shares are not subject to a 12b-1 fee or CDSC.

CLASS Z SHARES

Class Z shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Class Z shares are not subject to a 12b-1 fee or CDSC.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

12B-1 DISTRIBUTION PLANS. Each Fund offering Class A and Class C shares has adopted a distribution plan under Rule 12b-1 of the 1940 Act. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, the Funds pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). Because these fees are paid out of a Fund's assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.


DEALER COMPENSATION. Touchstone, the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments. For more information on payment arrangements, please see the section entitled "The Distributor" in the SAI.

SHAREHOLDER SERVICING PLAN. The Trust has adopted a shareholder services plan with respect to the Class Z shares of the Mid Cap Fund, the Sands Capital Select Growth Fund, the Small Cap Value Fund and the Ultra Short Duration Fixed Income Fund, providing that the Trust may obtain the services of Touchstone Advisors and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Trust (or the Trust's agents) may enter into agreements pursuant to which the shareholder servicing agent performs certain shareholder services not otherwise provided by the Transfer Agent. For these services, the Trust pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class Z shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

The Trust may use payments under this aspect of the Plan to provide or enter into agreements with organizations ("Service Providers") who will provide one or more of the following shareholder services: (i) establishing and maintaining customer accounts and records; (ii) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the Distributor; (iii) automatically investing customer account cash balances; (iv) providing periodic statements to their customers; (v) arranging for bank wires; (vi) answering routine customer inquiries concerning their investments in the shares offered in connection with this Plan and related distribution agreement; (vii) assisting customers in changing dividend options, account designations and addresses; (viii) performing sub-accounting functions;
(ix) processing dividend payments from the Fund on behalf of customers; (x) forwarding certain shareholder communications from the Fund (such as proxies, shareholder reports and dividend, distribution and tax notices) to customers; and (xi) providing such other similar services as may be reasonably requested to the extent they are permitted to do so under applicable statutes, rules and regulations. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment.

INVESTING WITH TOUCHSTONE


CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

PURCHASING YOUR SHARES

Please read this Prospectus carefully and then determine how much you want to invest.

For Class A shares and Class C shares, you may purchase shares of the Funds directly from Touchstone or through your financial advisor.

Class Z shares are available through a financial intermediary or financial institutions such as retirement plans, fee based platforms, and brokerage accounts (who may impose transaction charges in addition to those described in this prospectus). Class Z shares are not available directly from Touchstone and may not be available through certain financial intermediaries who do not have appropriate agreements in place with Touchstone.

Class Y shares are available through your financial institution. New purchases of Class Y shares are not available directly from Touchstone. Also, new purchases of Class Y shares may not be available through certain financial intermediaries who do not have appropriate selling agreements in place with Touchstone.

For Institutional shares, you may purchase shares of the Funds directly from Touchstone or through your financial institution.


In order to open an account you must complete an investment application. You can obtain an investment application from Touchstone, your financial advisor, your financial institution, or by visiting our website at TouchstoneInvestments.com. For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

INVESTOR ALERT: Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.) Touchstone may change applicable initial and additional investment minimums at any time.


CLASS Y SHARES "GRANDFATHER" CLAUSE. New purchases of the Class Y shares are no longer available directly through Touchstone. Those shareholders who owned Class Y shares purchased directly through Touchstone prior to February 2, 2009 may continue to hold Class Y shares of the corresponding Fund(s). In addition, those shareholders may continue to make subsequent purchases into existing accounts of Class Y shares of the Fund(s) they owned prior to February 2, 2009.

OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there will be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to completely verify your identity through our verification process, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time ("ET")), on the day that your account is closed. If we close your account because we are unable to completely verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

INVESTING IN THE FUNDS

BY MAIL OR THROUGH YOUR FINANCIAL ADVISOR

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.

o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203.

o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

o     You may also open an account through your financial advisor.

THROUGH YOUR FINANCIAL INSTITUTION

o You may invest in certain share classes by establishing an account through financial institutions that have appropriate selling agreements with Touchstone.

o Your financial institution will act as the shareholder of record of your shares.

o Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

o Financial institutions may designate intermediaries to accept purchase and sales orders on the Funds' behalf.

o Your financial institution may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

o Before investing in the Funds through your financial institution, you should read any materials provided by your financial institution together with this Prospectus.

BY EXCHANGE

o Class A shares may be exchanged into any other Touchstone Class A Fund at NAV and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

o Class C shares may be exchanged into any other Touchstone Class C Funds and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

o Class Z shares may be exchanged into any other existing Touchstone Class Z Fund at NAV or any Touchstone Class A Fund at NAV. Class Z shares may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund - Institutional Shares.

o     Class Y shares and Institutional shares are not exchangeable.

o     You do not have to pay any exchange fee for your exchange.

o Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

o If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.

o If you purchased Class A shares for $1 million or more at NAV and compensation was paid to an unaffiliated dealer and you exchange all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However if you exchange back into Class A shares, the prior holding period of your Class A shares will be added to your current holding period of Class A shares in calculating the CDSC.

o You should carefully review the disclosure provided in the Prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.


o You may realize taxable gain if you exchange shares of a Fund for shares of another Fund. See "Tax Information" for more information and the tax consequences of such an exchange.


THROUGH RETIREMENT PLANS

You may invest in certain Funds through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

INDIVIDUAL RETIREMENT PLANS

o     Traditional Individual Retirement Accounts ("IRAs")

o     Savings Incentive Match Plan for Employees ("SIMPLE IRAs")

o     Spousal IRAs

o     Roth Individual Retirement Accounts ("Roth IRAs")

o     Coverdell Education Savings Accounts ("Education IRAs")

o     Simplified Employee Pension Plans ("SEP IRAs")

EMPLOYER SPONSORED RETIREMENT PLANS

o     Defined benefit plans

o Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

o     457 plans

SPECIAL TAX CONSIDERATION

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

THROUGH A PROCESSING ORGANIZATION

You may also purchase shares of the Funds through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations ("Authorized Processing Organizations") to receive purchase and sales orders on their behalf. Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. You should also ask the processing organization if they are authorized by the Touchstone Funds to receive purchase and sales orders on their behalf. If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk. When shares are purchased with an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone. The Authorized Processing Organization may:

      o     Charge a fee for its services

      o     Act as the shareholder of record of the shares

      o     Set different minimum initial and additional investment requirements

      o     Impose other charges and restrictions

      o Designate intermediaries to accept purchase and sales orders on the Funds' behalf

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Touchstone considers a purchase or sales order as received when an Authorized
Processing Organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV or offering price (which is NAV plus any applicable sales charge), if applicable, next computed after such order is received in proper form by an Authorized Processing Organization, or its authorized designee.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone. Certain Authorized Processing Organizations may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

It is the responsibility of an Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.

PRICING OF PURCHASES

We price direct purchases in the Funds based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received. Direct purchase orders received by Touchstone, an Authorized Processing Organization, financial advisor or financial institution, by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. ET, are processed at that day's public offering price. Direct purchase orders received by Touchstone, an Authorized Processing Organization, financial advisor or financial institution, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day. It is the responsibility of the financial institution, financial advisor or Authorized Processing Organization to transmit orders that will be received by Touchstone in proper form and in a timely manner.

ADDING TO YOUR ACCOUNT

BY CHECK

o Complete the investment form provided at the bottom of a recent account statement.

o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.

o     Write your account number on the check.

o Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor or financial institution at the address printed on your account statement. Your financial advisor or financial institution is responsible for forwarding payment promptly to Touchstone.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

BY WIRE

o Contact Touchstone, your financial advisor or your financial institution for further instructions.

o Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

o     Your bank may charge a fee for handling wire transfers.

o Purchases in the Funds will be processed at that day's NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

BY EXCHANGE

o You may add to your account by exchanging shares from another Touchstone Fund. For Class Z shares only, you may add to your account by exchanging shares from an unaffiliated mutual fund.

o For information about how to exchange shares among the Touchstone Funds, see "Opening an Account - By exchange" in this Prospectus.

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PURCHASES WITH SECURITIES

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment goal and is otherwise acceptable to Touchstone Advisors.

SPECIAL TAX CONSIDERATION

You should consult with your tax advisor as to the federal income tax consequences to you upon your transfer of securities to a Fund in exchange for Fund shares.

AUTOMATIC INVESTMENT OPTIONS

The various ways that you can automatically invest in the Funds are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407. If you hold your shares through a financial institution or Authorized Processing Organization, please contact them for further details on automatic investment options.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments in a Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this. Amounts that are automatically invested in a Fund will not be available for redemption until three business days after the automatic reinvestment.


REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash. Dividends are taxable whether you reinvest such dividends in additional shares of a Fund or choose to receive cash. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.


DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds.

DOLLAR COST AVERAGING. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

SELLING YOUR SHARES

You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by Touchstone, an Authorized Processing Organization, financial advisor or financial institution, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

THROUGH TOUCHSTONE - BY TELEPHONE

o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.

o     To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

o Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

o If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

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

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

o In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

      o     Requiring personal identification

      o Making checks payable only to the owner(s) of the account shown on Touchstone's records

      o Mailing checks only to the account address shown on Touchstone's records

      o Directing wires only to the bank account shown on Touchstone's records

      o Providing written confirmation for transactions requested by telephone

      o     Digitally recording instructions received by telephone

THROUGH TOUCHSTONE - BY MAIL

o     Write to Touchstone.

o     Indicate the number of shares or dollar amount to be sold.

o     Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

o You may be required to have your signature guaranteed (See "Signature Guarantees" in this Prospectus for more information).

THROUGH TOUCHSTONE - BY WIRE

o     Complete the appropriate information on the investment application.

o You may be charged a fee by the Fund or Fund's Authorized Processing Organization for wiring redemption proceeds. You may also be charged a fee by your bank.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone for more information.

THROUGH TOUCHSTONE - THROUGH A SYSTEMATIC WITHDRAWAL PLAN

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

o     Withdrawals can be made monthly, quarterly, semiannually or annually.

o     There is no fee for this service.

o     There is no minimum account balance required for retirement plans.

SPECIAL TAX CONSIDERATION

Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable investment gains.

THROUGH YOUR FINANCIAL ADVISOR, FINANCIAL INSTITUTION OR AUTHORIZED PROCESSING ORGANIZATION

o You may also sell shares by contacting your financial advisor, financial institution or Authorized Processing Organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor, financial institution or, if applicable, the Authorized Processing Organization.

o Your financial advisor, financial institution or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

o     Your financial institution may charge you a fee for selling your shares.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

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

SPECIAL TAX CONSIDERATION

Selling your shares may cause you to incur a taxable gain or loss.

INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

CONTINGENT DEFERRED SALES CHARGE ("CDSC")

If you purchase $1 million or more Class A shares at NAV, a CDSC of 1.00% may be charged on redemptions made within 1 year of your purchase. If you redeem Class C shares within 1 year of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below. The CDSC will be assessed on the lesser of your shares' NAV at the time of redemption or the time of purchase. The CDSC is paid to Touchstone to reimburse expenses incurred in providing distribution-related services to the Funds.

No CDSC is applied if:

o The redemption is due to the death or post-purchase disability of a shareholder

o The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value

o The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution

o The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2

When we determine whether a CDSC is payable on a redemption, we assume that:

o     The redemption is made first from amounts not subject to a CDSC; then

o     From the earliest purchase payment(s) that remain invested in the Fund

The above mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in Class A shares of the Touchstone Funds where a commission was paid by Touchstone to a participating unaffiliated broker dealer.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

SIGNATURE GUARANTEES

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

o Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o     Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual's account

o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

o Proceeds or shares are being sent/transferred between accounts with different account registrations

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MARKET TIMING POLICY

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders. The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. These exchange limits and excessive trading policies generally do not apply to purchases and redemptions of money market funds (except in situations where excessive trading may have a detrimental or disruptive effect on share prices or portfolio management of these funds), systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. If a Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. In accordance with Rule 22c-2 under the 1940 Act, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

HOUSEHOLDING POLICY (ONLY APPLICABLE FOR SHARES HELD THROUGH TOUCHSTONE
DIRECTLY)

The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

RECEIVING SALE PROCEEDS

Touchstone will forward the proceeds of your sale to you (or to your financial advisor, Authorized Processing Organization or financial institution) within 7 days (normally within 3 business days) after receipt of a proper request.

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PROCEEDS SENT TO FINANCIAL ADVISORS, AUTHORIZED PROCESSING ORGANIZATIONS OR
FINANCIAL INSTITUTIONS. Proceeds that are sent to your financial advisor, Authorized Processing Organization or financial institution will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor, Authorized Processing Organization or financial institution may benefit from the use of your money.

FUND SHARES PURCHASED BY CHECK (ONLY APPLICABLE FOR SHARES HELD THROUGH TOUCHSTONE DIRECTLY). We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

REINSTATEMENT PRIVILEGE (CLASS A AND CLASS C SHARES ONLY). You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone. If the redemption proceeds were from the sale of your Class A shares, you can reinvest into Class A shares of any Touchstone Fund at NAV. Reinvestment will be at the NAV next calculated after Touchstone receives your request. If the proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund. If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment.

SPECIAL TAX CONSIDERATION


You should contact your tax advisor to discuss the tax implications of using the Reinstatement Privilege.


LOW ACCOUNT BALANCES (ONLY APPLICABLE FOR SHARES HELD THROUGH TOUCHSTONE DIRECTLY). If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act ("UGTMA"). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o     When the NYSE is closed on days other than customary weekends and holidays

o     When trading on the NYSE is restricted

o     During any other time when the SEC, by order, permits.


REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities including federal income tax. Until such time as the shareholder sells the securities they receive in kind, the securities are subject to market risk.


PRICING OF FUND SHARES

Each Fund's share price (also called "NAV") and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone, an Authorized Processing Organization or financial institution.

The Funds' equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Funds may use pricing services to determine market value for investments. Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board of Trustees has determined as fair value.

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

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Although investing in foreign securities is not a principal investment strategy of the Funds (except the Premium Yield Equity Fund), any foreign securities held by a Fund will be priced as follows:


o All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. The Funds may use fair value pricing under the following circumstances, among others:

o If the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded.

o If a security, such as a small cap or micro cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

o If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

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DISTRIBUTION AND TAXES


SPECIAL TAX CONSIDERATION


You are urged and advised to consult your tax advisor to address your own tax situation and the impact an investment in a Fund will have on your own tax situation.

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Premium Yield Equity Fund distributes its income, if any, monthly to shareholders. The Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund and Intermediate Fixed Income Fund declare investment income, if any, daily and distribute it monthly to shareholders. The Healthcare and Biotechnology Fund and Mid Cap Fund distribute their income, if any, annually as a dividend to shareholders. The Sands Capital Select Growth Fund and Small Cap Value Fund distribute their income, if any, quarterly to shareholders.

Each Fund makes distributions of capital gains, if any, at least annually. If you own shares on a Fund's distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing or by phone prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your notice. To cancel your election, simply send written notice to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203, or call Touchstone at 1.800.543.0407. If you hold your shares through a financial institution, you must contact it to elect cash payment.

TAX INFORMATION


GENERAL. The Funds intend to qualify annually to be treated as regulated investment companies under the Code. As such, the Funds will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the Code. If for any taxable year a Fund fails to qualify as a regulated investment company: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35% for 2011; and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporate shareholders.


DISTRIBUTIONS. The Funds will make distributions to you that may be taxed as ordinary income or capital gains. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Dividends are taxable whether you reinvest such dividends in additional shares of a Fund or choose to receive cash.


ORDINARY INCOME. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2013 and designated by a Fund as "qualified dividend income" are eligible for the long-term capital gain rate 15% (0% for individuals in lower tax brackets).

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NET CAPITAL GAINS. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. For tax years beginning before January 1, 2013, the maximum individual tax rate on net long-term capital gains is 15%.


SALE OR EXCHANGE OF SHARES. It is a taxable event for you if you sell or exchange shares of a Fund. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you hold the shares of a Fund as a capital asset, which capital gain will be long-term or short-term depending on how long you have held the shares of such Fund.

SPECIAL TAX CONSIDERATION

For federal income tax purposes, an exchange of shares in one Fund for shares of another Fund is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.


MEDICARE CONTRIBUTION TAX. Beginning in 2013, U.S. individuals (with income exceeding $200,000 or $250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains. If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).


BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.


STATE AND LOCAL INCOME TAXES. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

NON-U.S. SHAREHOLDERS. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in a Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign country tax consequences of an investment in a Fund.


STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Funds during the prior taxable year.

THIS SECTION IS ONLY A SUMMARY OF SOME IMPORTANT INCOME TAX CONSIDERATIONS THAT MAY AFFECT YOUR INVESTMENT IN THE FUNDS. MORE INFORMATION REGARDING THESE CONSIDERATIONS IS INCLUDED IN OUR SAI. YOU ARE URGED AND ADVISED TO CONSULT YOUR OWN TAX ADVISOR REGARDING THE EFFECTS OF AN INVESTMENT IN THE FUNDS ON YOUR TAX SITUATION.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years, or if shorter, the period of each Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The financial highlights for each Fund were audited by Ernst & Young LLP, an independent registered public accounting firm. The report of Ernst & Young LLP, along with each Fund's financial statements and related notes, appears in the 2010 Annual Report for the Funds. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1.800.543.0407. The Annual Report has been incorporated by reference into our SAI. The financial highlights for the Class A and Class C shares of the Sands Capital Select Growth Fund and the Class A, Class C, Class Y and Institutional shares of the Small Cap Value Fund are not included because these share classes did not commence operations until November 15, 2010 and January 28, 2010, respectively.


HEALTHCARE AND BIOTECHNOLOGY FUND - CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            Year ended     Year ended    Year ended      Year ended     Year ended
                                                             September      September     September      September      September
                                                             30, 2010       30, 2009      30, 2008        30, 2007       30, 2006
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                       $  12.72      $  15.10       $  18.28       $  15.91       $  16.13
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income (loss)                              0.01         (0.07)         (0.11)          (0.14)         (0.18)
     Net realized and unrealized gains (losses)                0.72         (2.31)         (1.09)           3.10           0.40
     on Investments
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               0.73         (2.38)         (1.20)           2.96           0.22
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net realized gains                          --            --           (1.65)          (0.59)         (0.44)
     Distributions from return of capital                       --            --           (0.33)            --             --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             --            --           (1.98)          (0.59)         (0.44)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                             $  13.45      $  12.72       $  15.10       $  18.28       $  15.91
====================================================================================================================================
Total return(A)                                                5.74%       (15.76%)        (7.82%)         19.25%         1.37%
====================================================================================================================================
Net assets at end of period(000s)                            $ 23,696      $ 34,029       $ 60,959       $ 53,295       $ 55,120
====================================================================================================================================
Ratio of net expenses to average net assets                   1.55%          1.55%          1.55%          1.67%         1.85%(B)
Ratio of gross expenses to average net assets                 2.13%          1.91%          1.73%          1.80%          1.85%
Ratio of net investment income (loss) to average net          0.02%         (0.43%)        (0.72%)        (0.63%)        (0.99%)
     assets
Portfolio turnover rate                                        180%          162%           127%            156%           158%

(A)   Total returns shown exclude the effect of applicable sales loads.

(B) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.84%.

HEALTHCARE AND BIOTECHNOLOGY FUND - CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           Year ended    Year ended      Year ended   Period ended
                                                            September    September        September     September
                                                            30, 2010     30, 2009         30, 2008     30, 2007(E)
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      $ 12.44        $ 14.90        $ 18.19        $ 15.98
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income (loss)                            (0.22)         (0.17)         (0.16)         (0.03)
     Net realized and unrealized gains (losses)               0.84          (2.29)         (1.15)          2.83
     on Investments
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.62          (2.46)         (1.31)          2.80
--------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net realized gains                         --             --           (1.65)         (0.59)
     Distributions from return of capital                      --             --           (0.33)           --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                            --             --           (1.98)         (0.59)
--------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                            $ 13.06        $ 12.44        $ 14.90        $ 18.19
====================================================================================================================
Total return(A)                                              4.98%        (16.51%)        (8.53%)       18.15%(C)
====================================================================================================================
Net assets at end of period (000s)                          $ 2,465        $ 3,486        $ 5,929        $ 1,396
====================================================================================================================
Ratio of net expenses to average net assets                  2.30%           2.30%          2.30%        2.23%(D)
Ratio of gross expenses to average net assets                3.22%           2.93%          2.64%        2.57%(D)
Ratio of net investment loss to average net                 (0.76%)         (1.17%)        (1.46%)      (1.27%)(D)
assets
Portfolio turnover rate                                       180%           162%           127%          156%(C)

(C)   Not annualized.

(D)   Annualized.

(E) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

INTERMEDIATE FIXED INCOME FUND - INSTITUTIONAL CLASS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            Year ended    Year ended     Year ended     Year ended     Year ended
                                                             September     September      September      September      September
                                                             30, 2010      30, 2009       30, 2008       30, 2007       30, 2006
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        $ 8.73        $ 8.90         $ 9.51          $ 9.58         $ 9.94
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                     0.25          0.30           0.44            0.45           0.39
     Net realized and unrealized gains (losses)                0.43         (0.17)         (0.60)          (0.07)         (0.12)
     on Investments
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               0.68          0.13          (0.16)           0.38           0.27
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                     (0.25)        (0.30)         (0.45)          (0.45)         (0.40)
     Distributions from net realized gains                      --            --             --              --           (0.23)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (0.25)        (0.30)         (0.45)          (0.45)         (0.63)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                              $ 9.16        $ 8.73         $ 8.90          $ 9.51         $ 9.58
====================================================================================================================================
Total return                                                  7.92%          1.44%         (1.95%)         4.07%          2.87%
====================================================================================================================================
Net assets at end of period (000s)                          $ 109,138      $ 103,725      $ 15,377        $ 19,485       $ 21,689
====================================================================================================================================
Ratio of net expenses to average net assets                   0.40%          0.52%          0.85%          0.87%         0.91%(A)
Ratio of gross expenses to average net assets                 0.69%          0.83%          1.15%          0.99%          0.95%
Ratio of net investment income to average net                 2.84%          3.12%          4.61%          4.72%          4.13%
assets
Portfolio turnover rate                                        71%           125%            62%            71%            62%

(A) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.89%.

MID CAP FUND - CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                               Period
                                                                 Year ended     Year ended     Year ended      ended
                                                                  September      September      September     September
                                                                  30, 2010       30, 2009       30, 2008     30, 2007(A)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                            $ 11.20        $ 13.07        $ 17.86       $ 18.14
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income (loss)                                   0.29          0.04          (0.02)       (0.00)(B)
     Net realized and unrealized gains (losses) on                  1.24         (1.85)         (4.60)         (0.28)
     Investments
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    1.53         (1.81)         (4.62)         (0.28)
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                          (0.06)        (0.03)           --             --
     Dividends from net realized gains                               --          (0.03)         (0.17)           --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (0.06)        (0.06)         (0.17)           --
-------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                                  $ 12.67        $ 11.20        $ 13.07       $ 17.86
=========================================================================================================================
Total return(C)                                                    13.72%       (13.81%)       (26.11%)      (1.54%)(D)
=========================================================================================================================
Net assets at end of period (000s)                                 $ 685          $ 453          $ 159         $ 210
=========================================================================================================================
Ratio of net expenses to average net assets                        1.21%          1.15%          1.15%        0.94%(E)
Ratio of gross expenses to average net assets                      2.84%          3.84%          4.09%       14.21%(E)
Ratio of net investment income (loss) to average net               0.34%          0.39%         (0.16%)      (0.09%)(E)
assets
Portfolio turnover rate                                             132%          187%           157%         193%(D)

(A) Represents the period from commencement of operations (May 14, 2007) through September 30, 2007.

(B)   Amount rounds to less than $0.01 per share.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

MID CAP FUND - CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                               Period
                                                                 Year ended     Year ended     Year ended      ended
                                                                  September      September      September     September
                                                                  30, 2010       30,2009        30, 2008     30, 2007(A)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                            $ 11.19        $ 13.12        $ 17.84       $ 18.14
-------------------------------------------------------------------------------------------------------------------------
Loss from investment operations:
     Net investment loss                                           (0.04)        (0.03)         (0.15)         (0.02)
     Net realized and unrealized gains (losses) on                  1.43         (1.87)         (4.40)         (0.28)
     Investments
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    1.39         (1.90)         (4.55)         (0.30)
-------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                                --          (0.03)         (0.17)           --
-------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                                  $ 12.58        $ 11.19        $ 13.12       $ 17.84
=========================================================================================================================
Total return(C)                                                    12.42%       (14.47%)       (25.74%)      (1.65%)(D)
=========================================================================================================================
Net assets at end of period (000s)                                 $ 249          $ 169          $ 30           $ 36
=========================================================================================================================
Ratio of net expenses to average net assets                        1.94%          1.90%          1.90%        1.35%(E)
Ratio of gross expenses to average net assets                      4.57%          6.99%         31.40%       28.68%(E)
Ratio of net investment loss to average net                       (0.40%)        (0.38%)        (0.91%)      (0.51%)(E)
assets
Portfolio turnover rate                                             132%          187%           157%          193%(D)

(A) Represents the period from commencement of operations (May 14, 2007) through September 30, 2007.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

MID CAP FUND - CLASS Z
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             Year ended     Year ended     Year ended    Year ended   Period ended
                                                              September      September      September     September     September
                                                              30, 2010       30, 2009       30, 2008      30, 2007     30, 2006(B)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        $ 11.18        $ 13.05        $ 17.85       $ 15.26        $ 16.73
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income (loss)                               0.02          0.03          (0.08)          0.09          0.01
     Net realized and unrealized gains (losses) on              1.45         (1.84)         (4.55)          2.62         (1.48)
     investments
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                1.47         (1.81)         (4.63)          2.71         (1.47)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends form net investment income                      (0.06)        (0.03)           --           (0.12)          --
     Distributions from net realized gains                       --          (0.03)         (0.17)           --            --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (0.06)        (0.06)         (0.17)         (0.12)          --
----------------------------------------------------------- ------------- -------------- -------------- ------------- --------------
Net asset value at end of period                              $ 12.59        $ 11.18        $ 13.05       $ 17.85        $ 15.26
====================================================================================================================================
Total return                                                   13.20%       (13.83%)       (26.18%)        17.84%      (8.79%)(C)
====================================================================================================================================
Net assets at end of period (000s)                             $ 652         $ 1,814        $ 3,267       $ 15,203        $ 350
====================================================================================================================================
Ratio of net expenses to average net assets                    1.19%          1.15%          1.15%         1.14%       1.16%(D)(E)
Ratio of gross expenses to average net assets                  2.14%          2.22%          1.48%         1.25%        1.82%(D)
Ratio of net investment income (loss) to average net           0.45%          0.39%         (0.27%)       (0.12%)       0.63%(D)
assets
Portfolio turnover rate                                         132%          187%           157%           193%         323%(C)

(B) Represents the period from commencement of operations (April 24, 2006) through September 30, 2006.

(C)   Not annualized.

(D)   Annualized.

(E) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.15%.


MID CAP FUND - CLASS Y
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                              Year          Year          Year        Year          Year
                                                             ended         ended         ended        ended         ended
                                                           September     September     September    September     September
                                                            30, 2010      30, 2009      30, 2008     30, 2007      30, 2006
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      $ 11.25       $ 13.14       $ 17.91      $ 15.28       $ 15.36
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                   0.08          0.07          0.01         0.11          0.04
     Net realized and unrealized gains (losses)              1.44         (1.88)        (4.61)        2.65          1.00
     on Investments
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             1.52         (1.81)        (4.60)        2.76          1.04
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                   (0.09)        (0.05)          --         (0.13)        (0.03)
     Distributions from net realized gains                    --          (0.03)        (0.17)         --          (1.09)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (0.09)        (0.08)        (0.17)       (0.13)        (1.12)
------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                            $ 12.68       $ 11.25       $ 13.14      $ 17.91       $ 15.28
==============================================================================================================================
Total return                                                13.58%       (13.68%)      (25.92%)      18.13%         7.10%
==============================================================================================================================
Net assets at end of period (000s)                         $ 123,493     $ 168,313     $ 422,356    $ 482,047     $ 87,032
==============================================================================================================================
Ratio of net expenses to average net assets                  0.94%         0.90%         0.90%        0.90%       0.91%(A)
Ratio of gross expenses to average net assets                1.07%         1.05%         1.03%        1.06%         1.81%
Ratio of net investment income to average net                0.71%         0.61%         0.09%        0.39%         0.82%
     assets
Portfolio turnover rate                                      132%          187%          157%         193%          323%

(A) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.90%.

PREMIUM YIELD EQUITY FUND - CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                           Year ended     Year ended   Period ended
                                                            September      September     September
                                                            30, 2010       30, 2009     30, 2008(A)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of period                       $ 5.93        $ 7.56        $ 10.00
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                    0.21          0.22           0.33
     Net realized and unrealized gains (losses)               0.54         (1.64)         (2.44)
     on Investments
----------------------------------------------------------------------------------------------------
Total from investment operations                              0.75         (1.42)         (2.11)
----------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                    (0.20)        (0.21)         (0.32)
     Distributions from return of capital                      --            --           (0.01)
----------------------------------------------------------------------------------------------------
Total distributions                                          (0.20)        (0.21)         (0.33)
----------------------------------------------------------------------------------------------------
Net asset value at end of period                             $ 6.48        $ 5.93         $ 7.56
====================================================================================================
Total return(B)                                              12.82%       (18.40%)     (21.48)%(C)
====================================================================================================
Net assets at end of period (000s)                          $ 22,441      $ 19,879       $ 19,411
====================================================================================================
Ratio of net expenses to average net assets                  1.20%          1.20%        1.20%(D)
Ratio of gross expenses to average net assets                1.40%          1.55%        1.53%(D)
Ratio of net investment income to average net                3.30%          3.97%        4.68%(D)
assets
Portfolio turnover rate                                       29%            30%         181%(C)

(A) Represents the period from commencement of operations (December 3, 2007) through September 30, 2008.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

PREMIUM YIELD EQUITY FUND - CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           Year ended    Year ended    Period ended
                                                            September     September     September
                                                            30, 2010      30, 2009      30, 2008(A)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of period                       $ 5.93        $ 7.56        $ 10.00
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                    0.16          0.10           0.29
     Net realized and unrealized gains (losses)               0.55         (1.55)         (2.45)
     on Investments
----------------------------------------------------------------------------------------------------
Total from investment operations                              0.71         (1.45)         (2.16)
----------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                    (0.15)        (0.18)         (0.27)
     Distributions from return of capital                      --            --           (0.01)
----------------------------------------------------------------------------------------------------
Total distributions                                          (0.15)        (0.18)         (0.28)
----------------------------------------------------------------------------------------------------
Net asset value at end of period                             $ 6.49        $ 5.93         $ 7.56
====================================================================================================
Total return(B)                                              12.11%       (18.96%)     (21.95)%(C)
====================================================================================================
Net assets at end of period (000s)                          $ 6,870        $ 3,319        $ 567
====================================================================================================
Ratio of net expenses to average net assets                  1.95%          1.95%        1.94%(D)
Ratio of gross expenses to average net assets                2.23%          3.08%        5.31%(D)
Ratio of net investment income to average net                2.60%          2.80%        3.93%(D)
assets
Portfolio turnover rate                                       29%            30%         181%(C)

(A) Represents the period from commencement of operations (December 3, 2007) through September 30, 2008.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

PREMIUM YIELD EQUITY FUND - CLASS Y
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           Year ended     Year ended   Period ended
                                                            September      September    September
                                                            30, 2010       30, 2009     30, 2008(A)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of period                       $ 5.92        $ 7.55         $ 8.30
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                    0.22          0.22           0.04
     Net realized and unrealized gains (losses)               0.54         (1.62)         (0.73)
     on Investments
----------------------------------------------------------------------------------------------------
Total from investment operations                              0.76         (1.40)         (0.69)
----------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                    (0.21)        (0.23)         (0.05)
     Distributions from return of capital                      --            --           (0.01)
----------------------------------------------------------------------------------------------------
Total distributions                                          (0.21)        (0.23)         (0.06)
----------------------------------------------------------------------------------------------------
Net asset value at end of period                             $ 6.47        $ 5.92         $ 7.55
====================================================================================================
Total return                                                 13.14%       (18.22%)      (8.37)%(B)
====================================================================================================
Net assets at end of period (000s)                          $ 11,540        $ 551          $ 2
====================================================================================================
Ratio of net expenses to average net assets                  0.95%          0.95%        0.90%(C)
Ratio of gross expenses to average net assets                1.53%         13.70%       453.70%(C)
Ratio of net investment income to average net                3.77%          2.97%        3.16%(C)
assets
Portfolio turnover rate                                       29%            30%         181%(B)

(A) Represents the period from commencement of operations (August 12, 2008) through September 30, 2008.

(B)   Not annualized.

(C)   Annualized.

SANDS CAPITAL SELECT GROWTH FUND - CLASS Y
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            Year ended     Year ended     Year ended     Year ended     Year ended
                                                             September      September      September      September      September
                                                             30, 2010       30, 2009       30, 2008       30, 2007       30, 2006
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        $ 7.34        $ 6.86         $ 9.15          $ 7.60         $ 7.81
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment loss                                      (0.07)        (0.03)         (0.06)          (0.05)         (0.06)
     Net realized and unrealized gains (losses)                1.56          0.51          (2.23)           1.60          (0.15)
     on Investments
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               1.49          0.48          (2.29)           1.55          (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                              $ 8.83        $ 7.34         $ 6.86          $ 9.15         $ 7.60
====================================================================================================================================
Total return                                                  20.44%         7.00%        (25.03%)         20.39%        (2.69%)
====================================================================================================================================
Net assets at end of period (000s)                          $ 120,333      $ 82,918       $ 130,920      $ 213,672      $ 182,001
====================================================================================================================================
Ratio of net expenses to average net assets                   1.22%          0.98%          1.16%          1.03%          1.10%
Ratio of gross expenses to average net assets                 1.28%          1.05%          1.19%          1.03%          1.23%
Ratio of net investment loss to average net                  (0.52%)        (0.48%)        (0.59%)        (0.67%)        (0.74%)
assets
Portfolio turnover rate                                        27%            50%            39%            24%            24%


SANDS CAPITAL SELECT GROWTH FUND - CLASS Z
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            Year ended     Year ended    Year ended      Year ended     Year ended
                                                             September      September     September       September      September
                                                             30, 2010       30, 2008      30, 2007        30, 2006       30, 2005
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        $ 7.24        $ 6.79         $ 9.08          $ 7.57         $ 7.80
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment loss                                      (0.04)        (0.04)         (0.06)          (0.09)         (0.05)
     Net realized and unrealized gains (losses)                1.50          0.49          (2.23)           1.60          (0.18)
     on Investments
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               1.46          0.45          (2.29)           1.51          (0.23)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                              $ 8.70        $ 7.24         $ 6.79          $ 9.08         $ 7.57
====================================================================================================================================
Total return                                                  20.17%         6.63%        (25.22%)         19.95%        (2.95%)
====================================================================================================================================
Net assets at end of period (000s)                          $ 540,329      $ 333,200      $ 363,955      $ 380,025      $ 365,390
====================================================================================================================================
Ratio of net expenses to average net assets                   1.47%          1.23%          1.41%          1.29%          1.35%
Ratio of gross expenses to average net assets                 1.53%          1.32%          1.43%          1.35%          1.48%
Ratio of net investment loss to average net                  (0.79%)        (0.74%)        (0.85%)        (0.92%)        (0.99%)
assets
Portfolio turnover rate                                        27%            50%            39%            24%            24%

SHORT DURATION FIXED INCOME FUND - CLASS Y
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             Period ended      Period ended
                                                               September         September
                                                               30, 2010         30, 2009(A)
--------------------------------------------------------------------------------------------
Net asset value at beginning of period                          $ 9.95           $ 9.79
--------------------------------------------------------------------------------------------
Income from investment operations:
     Net investment income                                       0.32             0.13
     Net realized and unrealized gains (losses) on               0.03             0.16
     investments
--------------------------------------------------------------------------------------------
Total from investment operations                                 0.35             0.29
--------------------------------------------------------------------------------------------
Dividends from net investment income                            (0.33)           (0.13)
--------------------------------------------------------------------------------------------
Net asset value at end of period                                $ 9.97           $ 9.95
============================================================================================
Total return                                                    3.61%           3.02%(B)
============================================================================================
Net assets at end of period (000s)                              $ 767             $ 592
============================================================================================
Ratio of net expenses to average net assets                     0.49%           0.48%(C)
Ratio of gross expenses to average net assets                   3.98%           1.49%(C)
Ratio of net investment income to average net                   3.22%           3.03%(C)
assets
Portfolio turnover rate                                          45%             79% (B)

(A) Represents the period from commencement of operations (May 4, 2009) through September 30, 2009.

(B)   Not annualized.

(C)   Annualized.


SHORT DURATION FIXED INCOME FUND - CLASS Z
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            Year ended    Year ended      Year ended     Year ended     Year ended
                                                             September     September       September      September      September
                                                             30, 2010      30, 2009        30, 2008       30, 2007       30, 2006
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        $ 9.94        $ 9.59         $ 9.81          $ 9.76         $ 9.87
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                     0.29          0.32           0.45            0.45           0.38
     Net realized and unrealized gains (losses)                0.04          0.35          (0.22)           0.05          (0.07)
     on Investments
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               0.33          0.67           0.23            0.50           0.31
------------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                          (0.31)        (0.32)         (0.45)          (0.45)         (0.42)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                              $ 9.96        $ 9.94         $ 9.59          $ 9.81         $ 9.76
====================================================================================================================================
Total return                                                  3.36%          7.13%          2.36%          5.19%          3.23%
====================================================================================================================================
Net assets at end of period (000s)                           $ 43,411      $ 43,749       $ 46,989        $ 59,192       $ 76,090
====================================================================================================================================
Ratio of net expenses to average net assets                   0.74%          0.74%          0.74%          0.74%          0.72%
Ratio of gross expenses to average net assets                 1.04%          0.96%          0.94%          0.82%          0.74%
Ratio of net investment income to average net                 2.94%          3.24%          4.60%          4.62%          3.97%
assets
Portfolio turnover rate                                        45%            79%            25%            21%            10%

SMALL CAP VALUE FUND - CLASS Z
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                            Year ended    Year ended      Year ended     Year ended     Year ended
                                                             September     September       September      September      September
                                                             30, 2010      30, 2009        30, 2008       30, 2007       30, 2006
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                       $ 13.26        $ 15.45        $ 20.48        $ 18.94        $ 18.35
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income (loss)                            0.00(A)         0.02         (0.00)(A)        (0.02)         (0.08)
     Net realized and unrealized gains (losses)                1.64         (2.17)         (3.22)           2.05           0.96
     on Investments
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               1.64         (2.15)         (3.22)           2.03           0.88
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                       --          (0.02)         (0.02)            --           (0.02)
     Distributions from net realized gains                      --          (0.02)         (1.79)          (0.49)         (0.27)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             --          (0.04)         (1.81)          (0.49)         (0.29)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                             $ 14.90        $ 13.26        $ 15.45        $ 20.48        $ 18.94
====================================================================================================================================
Total return                                                  12.37%       (13.90%)       (16.81%)         10.77%         4.84%
====================================================================================================================================
Net assets at end of period (000s)                           $ 64,553      $ 84,046       $ 132,113      $ 204,027      $ 249,431
====================================================================================================================================
Ratio of net expenses to average net assets                   1.50%          1.50%          1.50%          1.58%         1.63%(B)
Ratio of gross expenses to average net assets                 1.73%          1.72%          1.74%          1.71%          1.65%
Ratio of net investment income (loss) to average net         0.00%(A)        0.20%         (0.03%)        (0.01%)        (0.43%)
     assets
Portfolio turnover rate                                        158%          215%           222%            127%           99%

(A)   Amounts round to less than $0.01 per share or 0.01%.

(B) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.62%.


ULTRA SHORT DURATION FIXED INCOME FUND - CLASS Z
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            Year ended     Year ended     Year ended     Year ended     Year ended
                                                             September      September      September      September      September
                                                             30, 2010       30, 2009       30, 2008       30, 2007       30, 2006
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        $ 9.66        $ 9.74         $ 10.08        $ 10.06        $ 10.08
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                     0.18          0.32           0.47            0.53           0.44
     Net realized and unrealized gains (losses)                0.06         (0.07)         (0.34)           0.01          (0.02)
     on Investments
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               0.24          0.25           0.13            0.54           0.42
------------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                          (0.22)        (0.33)         (0.47)          (0.52)         (0.44)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                              $ 9.68        $ 9.66         $ 9.74         $ 10.08        $ 10.06
====================================================================================================================================
Total return                                                  2.49%          2.60%          1.26%          5.48%          4.28%
====================================================================================================================================
Net assets at end of period (000s)                          $ 236,650      $ 108,552      $ 143,837      $ 146,045      $ 173,716
====================================================================================================================================
Ratio of net expenses to average net assets                   0.69%          0.69%          0.69%          0.69%          0.69%
Ratio of gross expenses to average net assets                 0.81%          0.85%          0.82%          0.75%          0.69%
Ratio of net investment income to average net                 1.69%          3.41%          4.72%          5.25%          4.30%
assets
Portfolio turnover rate                                        119%           15%            56%            26%            38%

TOUCHSTONE INVESTMENTS*

DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH  45202-4203
1.800.638.8194
www.TouchstoneInvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203

TRANSFER AGENT
JPMorgan Chase Bank, N.A.
303 Broadway, Suite 900
Cincinnati, OH 45202-4203

SHAREHOLDER SERVICES
1.800.543.0407

*A Member of Western & Southern Financial Group

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group:
Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

[LOGO] TOUCHSTONE INVESTMENTS(R)

303 Broadway, Suite 1100
Cincinnati, OH 45202-4203




Go paperless, sign up today at:
www.TouchstoneInvestments.com/home

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Funds and is legally a part of this Prospectus.

ANNUAL/SEMIANNUAL REPORTS ("FINANCIAL REPORTS"): The Funds' Financial Reports provide additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor or by contacting Touchstone Investments at 1.800.543.0407. The SAI and Financial Reports are also available on the Touchstone Investments website at: www.TouchstoneInvestments.com/home/formslit/

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information about the operation of the Public Reference Room by calling the SEC at 1.202.551.8090.

Reports and other information about the Funds are available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by sending an e-mail request to: publicinfo@sec.gov.


Investment Company Act file no. 811-08104                     TSF-56-TFGT-8-1101